Schedule 14A Information required in proxy statement
                         Schedule 14A Information
        Proxy Statement Pursuant to Section 14(a) of the
Securities
                  Exchange Act of 1934 (Amendment No.   )


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ]  Preliminary Additional Materials
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.149-11(c) or
Section 240.14a-12

                                Mutual Fund Group
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in its Charter)

                                  Joanne Doldo
--------------------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement)


          Payment of Filing Fee (check appropriate box:

[x]  $125  per  Exchange  Act  Rule  20a-1(c)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3) [ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11

1.   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

2.   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

3.   Per unit price or other underlying value of transaction
     computed  pursuant to Exchange Act Rule 0-11:
--------------------------------------------------------------------------------

4.   Proposed maximum value of transaction

Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ] Check box if any part of the fee is offset as provided  by Exchange  Act
       Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid.
--------------------------------------------------------------------------------

2.   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

3.   Filing Party:
--------------------------------------------------------------------------------

4.   Date Filed:
--------------------------------------------------------------------------------

                           PRELIMINARY PROXY MATERIALS
       FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                                MUTUAL FUND GROUP
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10019
                                 (800) 90-VISTA

Dear Valued Shareholder:

As you may be aware, The Chase Manhattan Corporation ("Chase") has entered into an Agreement and Plan of Merger with Chemical Banking Corporation ("Chemical") pursuant to which Chase will merge with and into Chemical (the "Holding Company Merger"). Pursuant to the Investment Company Act of 1940, as amended, consummation of the Holding Company Merger will result in the automatic termination of the investment advisory agreements between the Funds of Mutual Fund Group (the "Trust") and The Chase Manhattan Bank, N.A. (the "Adviser"). In addition, subsequent to the Holding Company Merger, the Adviser will be merged with and into Chemical Bank in a secondary merger of the principal operating entities of Chase and Chemical (the "Bank Merger"). The Bank Merger may also be deemed to result in the automatic termination of the investment advisory agreements between the Adviser and the Funds. In anticipation of the completion of the Holding Company Merger and the Bank Merger, and to provide continuity in investment advisory services to your Fund, we urge you to review the enclosed proxy statement. In the proxy statement you are asked to vote on the approval of an interim and a new advisory agreement between your Fund and the Adviser in addition to other items intended to rationalize the management of the Funds and each Fund's objectives, policies and restrictions.

In connection with the merger of Chase and Chemical, it has also been proposed, subject to shareholder approval, that the series funds of The Hanover Investment Funds, Inc., an open-end management investment company affiliated with Chemical Bank, be merged into certain series of the Trust. In an effort to provide continuity of operations and management, certain Directors of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. have been nominated to serve as Trustees of the Trust.

The Board of Trustees has voted unanimously in favor of each proposal and recommends that you vote "FOR" them as well. You will find more information on the proposals in the enclosed proxy statement.

Please be assured that there is no increase to the advisory fee rates in the proposed advisory agreements.

The information below is designed to answer your questions and help you cast your proxy as a shareholder of the Funds, and is being provided as a supplement to, not a substitute for, your proxy materials which we urge you carefully review.


Q.       IF SHAREHOLDERS APPROVE THIS PLAN, WHAT WILL HAPPEN?


A. In March, the Vista Funds and the Hanover Funds will be merged into one combined fund family with approximately $18 billion in assets under management. This family will employ the name "Vista Funds." In some cases, current Vista and Hanover funds with overlapping objectives will be merged together into a single fund. All shareholders in existing Hanover or Vista funds will own shares in the merged funds, without paying additional charges.


Q.       AS A SHAREHOLDER, WHAT DO I NEED TO DO?

A. Just make sure you cast your proxy vote when you receive your ballot in February. The Trustees of each fund are working to make sure this merger goes smoothly. Shortly after the anticipated shareholder approval of the merger, listings of daily fund prices and performance for most funds will appear under the Vista heading in the business section of your local newspaper and business periodicals. Your quarterly fund statements and your annual reports will reflect that you are part of a larger Vista family with more investment choices.

Q.       WHICH FUNDS ARE BEING COMBINED AND WHAT DO I DO IF I OWN ONE
OF THEM?


A. The following consolidation of funds will occur, upon shareholder approval:


o Hanover Treasury Money Market Fund will be combined with Vista Treasury Plus Money Market Fund. The resulting fund will be called Vista Treasury Plus Money Market Fund.


o        Hanover Cash Management Fund will be combined with Vista
         Global Money Market Fund. The resulting fund will be called the Vista Cash Management Money Market Fund.


o Hanover US Government Money Market Fund will be combined with Vista U.S. Government Money Market Fund. The resulting fund will be called Vista U.S. Government Money Market Fund.


o Hanover Tax-Free Money Market Fund will be combined with Vista Tax-Free Money Market Fund. The resulting fund will be called Vista Tax-Free Money Market Fund.


o Hanover Short-Term Government Bond Fund will be combined with Vista Short-Term Bond Fund. The resulting fund will be called Vista Short-Term Bond Fund.


o        ___________________________________ Vista Small Cap Equity
         Fund.  The resulting fund will be called Vista Small Cap
         Equity Fund.

o Hanover Blue-Chip Growth Fund will be combined with Vista Equity Fund. The resulting fund will be called Vista
         _______ Cap Equity Fund.


The decisions as to which funds should be appropriately merged was based upon a review of each fund's fundamental investment objectives and the selection of funds which were substantially similar. If you own any of the above funds, upon shareholder approval you will automatically become a shareholder in the merged fund. You don't need to do anything to continue your current investment program. The complete details are contained in the proxy materials.


Q.       WILL THERE BE ANY CHANGE IN HOW THE FUNDS ARE MANAGED?


A. Under the plan, current shareholders of Hanover Funds will gain the investment expertise and discipline of Chase Manhattan. Chase has more than 100 years of experience providing money management services to individuals and institutions. Vista has built a reputation as one of the most consistent performers among stock mutual funds through Chase's proprietary 5-Step StockSelection Model. Vista Growth & Income and Vista Capital Growth Fund currently receive a 4-star rating from the prestigious Morningstar rating service.


Q.       WHAT RESEARCH SERVICES WILL THE FUNDS RELY UPON?

A. The expanded group will have access to the research and analysis which has helped Vista achieve recognition for outstanding performance. These include Chase's global presence through research professionals in strategic markets throughout the world and also the independent mutual fund consulting group Chase hires to audit the portfolio management practices of each Vista fund.


Q.       WHAT ABOUT SHAREHOLDER SERVICES?


A. Current Hanover shareholders will be able to obtain fund information 24 hours per day via Tele-Vista, Vista's Voice Response Unit available at 1-800-34VISTA. Current Hanover shareholders who have already paid a sales charge will be allowed to exchange into other funds of the larger Vista family without paying an additional charge.

a
Q.       HOW DO I CAST A PROXY VOTE?


A. In mid-February, you will receive a proxy card and statement in the mail for each fund in which you are a shareholder. Several shareholder election items will appear on this card, and after you have reviewed the accompanying proxy material carefully, you should cast your vote in each of them. Then, return the postage-paid reply card in the mail prior to March 10, 1996. That's all.

If you have any further questions, please call our customer service center, between 8:00 AM and 6:00 PM EST, at 1-800-34VISTA (84782).

YOUR VOTE IS IMPORTANT. Please read the enclosed proxy statement and vote now by completing, signing and returning the enclosed proxy ballot form(s) in the pre-paid envelope. If you own shares in more than one Portfolio, you will receive a proxy card for each of your Portfolios. Please vote and return EACH proxy card you receive. EVERY VOTE COUNTS. If you have any questions, please _________________________ call at 800-____-_______.

                                       Very truly yours,

                                       Fergus Reid
                                       President

                           PRELIMINARY PROXY MATERIALS
       FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                                MUTUAL FUND GROUP
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10019
                                 (800) 90-VISTA


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 15, 1996


A special meeting of the shareholders of the Funds (each, a "Fund" and collectively, the "Funds") of MUTUAL FUND GROUP (the "Trust") will be held at 10:00 a.m. (Eastern time) at 101 Park Avenue, 17th Floor, New York, New York, on March 15, 1996, for the purposes indicated below:

The following items apply to shareholders of EACH FUND:

         1. To approve or disapprove an interim investment advisory agreement between each of the Funds and The Chase Manhattan Bank, N.A. (or the successor entity thereto) (the "Adviser") to take effect after the merger of The Chase Manhattan Corporation (the parent company of the Adviser) and Chemical Banking Corporation (to be voted on separately by the shareholders of each Fund). No fee increase is proposed.

         2. To approve or disapprove a new investment advisory agreement between each of the Funds and the Adviser, and a sub-advisory agreement between the Adviser and Chase Asset Management, Inc. with respect to each of the Funds to take effect as soon as practicable after approval by shareholders (to be voted on separately by the shareholders of each Fund). No fee increase is proposed.

         3. To elect eleven trustees to serve as members of the Board of Trustees of the Trust.

         4. To ratify the selection of Price Waterhouse LLP as independent accountants for the 1996 fiscal year of each of the Portfolios.

         5. To approve or disapprove an amendment to the Trust's Declaration of Trust.

In addition, for shareholders of all Funds, to transact such other business as may properly come before the Meeting or any adjournment thereof.

The remaining proposals apply only to the Fund or class of shares of a Fund indicated in italics:

With respect to the CLASS A SHARES OF EACH OF THE VISTA BALANCED FUND, VISTA SMALL CAP EQUITY FUND AND VISTA SHORT-TERM BOND FUND ONLY:

         6. To approve or disapprove an amendment to each Fund's Class A Rule 12b-1 Distribution Plan.

With respect to ALL FUNDS OTHER THAN THE VISTA CAPITAL GROWTH FUND, VISTA EQUITY FUND, VISTA EQUITY INCOME FUND, VISTA GROWTH AND INCOME FUND AND VISTA BOND
FUND:

         7. To consider the restatement of each Fund's fundamental investment objectives.

With respect to ALL FUNDS (EXCEPT AS NOTED BELOW):

         8. To consider the following proposals pertaining primarily to each Fund's fundamental investment restrictions:

               a. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning borrowing;

               b. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning investment for the purpose of exercising control;

               c. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning the making of loans;

               d. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning purchases of securities on margin;

               e. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning concentration of investment;

               f. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning commodities and real estate;

               g. To approve or disapprove an amendment to each Fund's fundamental investment restriction regarding investments in restricted and illiquid securities;

               h.   To  approve  or   disapprove  of  a   reclassification,   as
                    nonfundamental,   of  each  Fund's  fundamental  restriction
                    concerning the use of options;

               i.   To  approve  or  disapprove  an  amendment  to  each  Fund's
                    fundamental   investment   restriction   concerning   senior
                    securities;

               j. To approve or disapprove an amendment to each Fund's fundamental investment restriction regarding short sales of securities; and

Proposal 8k applies to VISTA U.S. GOVERNMENT INCOME FUND ONLY:

               k. To approve or disapprove an amendment to a fundamental investment policy of the VISTA U.S. GOVERNMENT INCOME FUND concerning the Fund's permissible investments in government securities.

Proposals 8l-t apply to VISTA SOUTHEAST ASIAN FUND, VISTA JAPAN FUND AND VISTA EUROPEAN FUND ONLY:

               l. To approve or disapprove the elimination of each Fund's fundamental investment restriction concerning investments in other investment companies;

               m. To approve or disapprove a reclassification, as nonfundamental, of each Fund's fundamental investment restriction concerning the mortgaging, pledging or hypothecation of a Fund's portfolio securities;

               n. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning underwriting securities;

               o. To approve or disapprove a reclassification, as nonfundamental of each Fund's fundamental investment restrictions concerning securities of the government of any member state of the organization for Economic Cooperation and Development ("OECD Country");

               p.   To approve or  disapprove  the  elimination  of each  Fund's
                    fundamental   investment   restriction  concerning  physical
                    commodities and futures contracts;

               q. To approve or disapprove a reclassification, as nonfundamental, of each Fund's fundamental investment restriction concerning securities transactions with affiliates;

               r. To approve or disapprove a reclassification, as nonfundamental, of each Fund's fundamental investment restriction concerning securities in which affiliates have invested; and

               s. To approve or disapprove a reclassification, as nonfundamental, of each Fund's fundamental investment restriction concerning investment in assets that involve assumption of liability; and

Proposal 8t applies to each Fund except Vista Growth and Income Fund, Vista Capital Growth Fund, Vistal Global Fixed Income Fund and Vista International Equity fund.

               t. To approve or disapprove a proposal to adopt a new investment policy that authorizes each Fund to invest all or a part of its investment assets in a corresponding portfolio of an open-end investment company having substantially the same investment objective and policies as the Fund.

Shareholders of record as of the close of business on January 22, 1996 are entitled to receive notice of, and to vote at, the Meeting and any and all adjournments thereof. Your attention is called to the accompanying proxy statement.

                                      By Order of the Board of Trustees


                                      Ann Bergin
                                      Secretary
February 5, 1996

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO
THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           PRELIMINARY PROXY MATERIALS
       FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY
                                MUTUAL FUND GROUP
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10019
                                 (800) 90-VISTA

                                 PROXY STATEMENT


The enclosed proxy is solicited on behalf of the Board of Trustees of MUTUAL FUND GROUP (the "Trust"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the March 15, 1996 special meeting of shareholders (the "Meeting"). The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material insofar as it relates to the approval of various Advisory Agreements has been or is to be borne by The Chase Manhattan Corporation, Chemical Banking Corporation and/or their affiliates. The Chase Manhattan Bank, N.A. (the "Adviser") is currently the investment adviser to each of the Funds. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile or personal interview conducted by certain officers or employees of the Trust, the Adviser or its affiliates, or, if necessary, a commercial firm retained for this purpose. In the event that the shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s), including for the election of each person nominated to the Board of Trustees of the Trust.

On January 22, 1996 the record date for determining shareholders entitled to receive notice of and vote at the Meeting (the "Record Date"), the Funds had the number of shares of beneficial interest ("Shares") outstanding set forth below, each Share being entitled to one vote:


FUND                                  CLASS A SHARES   TOTAL SHARES
                                       OUTSTANDING1    OUTSTANDING

Vista Balanced Fund

Vista Equity Income Fund

Vista Growth and Income Fund

Vista Capital Growth Fund

Vista Equity Fund

Vista Bond Fund

Vista Short-Term Bond Fund

--------

1 For purposes of this Proxy, shares of the Vista Short Term Bond Fund which are not designated as to class are considered Class A shares.

Vista U.S. Government Income Fund

Vista Small Cap Equity Fund

Vista International Equity Fund

Vista Global Fixed Income Fund

Vista South East Asian Fund

Vista Japan Fund

Vista European Fund


Shares which represent interests in a particular Fund of the Trust vote separately on matters which pertain only to that Fund. Similarly, Shares which represent interests in a particular class of a Fund vote separately on matters which pertain only to that Class of such Fund. All of the proposals (except the election of Trustees and the proposed amendment to the Declaration of Trust) will be voted on separately by the shareholders of each Fund. In addition, Class A shares of certain Funds will vote separately with respect to the matter affecting only the arrangements relating to that specific Class (Proposal 5). Any other business which may properly come before the meeting will be voted separately by shares of each Fund. The holders of each share of the Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share.

Vista Growth and Income Fund, Vista Capital Growth Fund, Vista Global Fixed Income Fund and Vista International Equity Fund (collectively, the "Feeder Funds"), unlike many other investment companies which directly acquire and manage their own portfolio of securities, seek to achieve their investment objectives by investing all of their investable assets in respectively, Growth and Income Portfolio, Capital Growth Portfolio, Global Fixed Income Portfolio, and International Equity Portfolio, open-end management investment companies managed by the Adviser, with investment objectives that are identical to those of the respective Feeder Fund (collectively, the "Master Portfolios"). In addition, other entities may invest in each Master Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds). Whenever the Trust is requested to vote on matters pertaining to a Master Portfolio, the Trust will hold a meeting of the corresponding Feeder Fund's shareholders and will cast its vote as instructed by Feeder Fund shareholders. At this time, each of the Feeder Funds' shareholders are being asked to cast their votes on each proposal with respect to the Feeder Funds and to each Master Portfolio. With respect to Proposals 1 and 2, the Feeder Funds' shareholders are being asked to approve Interim and New Advisory Agreements between the Master Portfolios and the Adviser.

A copy of each Fund's Annual Report (which contains information pertaining to the Fund) may be obtained, without charge, by calling , at (800) .

This proxy statement and the enclosed notice of meeting and proxy card are first being mailed to shareholders on or about February 5, 1996.

                                  INTRODUCTION

The Meeting is being called for the following purposes.

With respect to each of the Funds: (1) to approve or disapprove an interim investment advisory agreement (the "Interim Agreement") between each of the Funds and the Adviser to take effect after the merger of The Chase Manhattan Corporation and Chemical Banking Corporation; (2) to approve or disapprove a new investment advisory agreement (the "New Advisory Agreement") between each of the Funds and the Adviser (or its successor in the Bank Merger) and a SubAdvisory Agreement between the Adviser and Chase Asset Management, Inc. to take effect as soon as practicable after approval by shareholders; (3) to elect eleven trustees to serve as members of the Board of Trustees of the Trust; (4) to ratify the selection of Price Waterhouse LLP as independent accountants for the 1996 fiscal year of each of the Funds; and (5) to approve or disapprove an amendment to the Trust's Declaration of Trust; and to transact such other business as may properly come before the Meeting or any adjournment thereof.

Each of the following Proposals apply only to certain Funds or Classes of Shares of a particular Fund (the Funds or Classes of Shares to which each of the Proposals apply are specified below and on the charts set forth on the next two pages; (6) to approve or disapprove an amendment to each Fund's Class A Rule 12b-1 Distribution Plan (Class A shares of each of the Vista Balanced Fund, Vista Small Cap Equity Fund and Vista Short-Term Bond Fund only); (7) to approve or disapprove a restatement of each Fund's fundamental investment objectives (all Funds other than the Vista Capital Growth Fund, Vista Equity Fund, Vista Equity Income Fund, Vista Growth and Income Fund and Vista Bond Fund); and (8) to approve or disapprove amendments to each Fund's fundamental investment restrictions (each Fund except as noted).

                                                    PROPOSAL NUMBER
=========================================================================
                     NAME OF FUND     1   2   3   4   5   62  7    83
-------------------------------------------------------------------------
Vista Balanced Fund                   X   X   X   X   X   X   X    X
-------------------------------------------------------------------------
Vista Equity Income Fund              X   X   X   X   X            X
-------------------------------------------------------------------------
Vista Growth and Income Fund          X   X   X   X   X            X
-------------------------------------------------------------------------
Vista Capital Growth Fund             X   X   X   X   X            X
-------------------------------------------------------------------------
Vista Equity Fund                     X   X   X   X   X            X
-------------------------------------------------------------------------
Vista Bond Fund                       X   X   X   X   X            X
-------------------------------------------------------------------------
Vista Short-Term Bond Fund            X   X   X   X   X   X   X    X
-------------------------------------------------------------------------
Vista U.S. Government Income Fund     X   X   X   X   X       X    X
-------------------------------------------------------------------------
Vista Small Cap Equity Fund           X   X   X   X   X   X   X    X
-------------------------------------------------------------------------
Vista International Equity Fund       X   X   X   X   X       X    X
-------------------------------------------------------------------------
Vista Global Fixed Income Fund        X   X   X   X   X       X    X
-------------------------------------------------------------------------
Vista Southeast Asian Fund            X   X   X   X   X       X    X
-------------------------------------------------------------------------
Vista Japan Fund                      X   X   X   X   X       X    X
-------------------------------------------------------------------------
Vista European Fund                   X   X   X   X   X       X    X
=========================================================================

--------

2     Class A shares only.

3     See subchart on next page for Proposals 8a-t.


                           SUBCHART FOR PROPOSALS 8a-t


=================================================================================================================================
NAME OF PORTFOLIO                    a    b    c    d   e    f    g    h    i    j     k    l   m    n   o    p    q   r   s   t
---------------------------------------------------------------------------------------------------------------------------------
Vista Balanced Fund                  x    x    x    x   x    x    x    x    x    x
---------------------------------------------------------------------------------------------------------------------------------
Vista Equity Income Fund             x    x    x    x   x    x    x    x    x    x
---------------------------------------------------------------------------------------------------------------------------------
Vista Growth and Income fund         x    x    x    x   x    x    x    x    x    x
---------------------------------------------------------------------------------------------------------------------------------
Vista Capital Growth Fund            x    x    x    x   x    x    x    x    x    x
---------------------------------------------------------------------------------------------------------------------------------
Vista Equity Fund                    x    x    x    x   x    x    x    x    x    x
---------------------------------------------------------------------------------------------------------------------------------
Vista Bond Fund                      x    x    x    x   x    x    x    x    x    x
---------------------------------------------------------------------------------------------------------------------------------
Vista Short-Term Bond Fund           x    x    x    x   x    x    x    x    x    x
---------------------------------------------------------------------------------------------------------------------------------
Vista U.S.Government Income Fund     x    x    x    x   x    x    x    x    x    x     x
---------------------------------------------------------------------------------------------------------------------------------
Vista Small Cap Equity Fund          x    x    x    x   x    x    x    x    x    x
---------------------------------------------------------------------------------------------------------------------------------
vista International Equity Fund      x    x    x    x   x    x    x    x    x    x
---------------------------------------------------------------------------------------------------------------------------------
Vista Global Fixed Income Fund       x    x    x    x   x    x    x    x    x    x
---------------------------------------------------------------------------------------------------------------------------------
Vista South East Asian Fund          x    x    x    x   x    x    x    x    x    x          x   x        x    x    x   x   x   x
---------------------------------------------------------------------------------------------------------------------------------
Vista Japan Fund                     x    x    x    x   x    x    x    x    x    x          x   x        x    x    x   x   x   x
---------------------------------------------------------------------------------------------------------------------------------
Vista European Fund                  x    x    x    x   x    x    x    x    x    x          x   x        x    x    x   x   x   x
=================================================================================================================================


Approval of each one of the Proposals other than the election of trustees (Proposal 3), the ratification of auditors (Proposal 4) and the amendment to the Declaration of Trust (Proposal 5) requires the vote of a "majority of the outstanding voting securities," within the meaning of the 1940 Act, of each Fund to which the proposal is applicable. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund, whichever is less. The election of each nominee for election as a trustee (Proposal 3) and the approval of the proposed amendment to the Declaration of Trust (Proposal 5) requires the affirmative vote of a majority of all Shares of the Trust voted at the Meeting, and the ratification of auditors (Proposal 4) requires the vote of a majority of the Shares of each Fund present at the Meeting.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

An election of Trustees under Proposal 3, an approval of auditors under Proposal 4 and the amendment to the Declaration of Trust would be effective immediately. If Proposal 1 is approved, it is anticipated that it will become effective upon the occurrence of the Holding Company Merger (and the Bank Merger, as necessary). If Proposals 2, 5, 6, 7 and 8 are approved, it is anticipated that they will become effective as soon as practical after shareholder approval (and after the Bank Merger, as necessary).


                                   PROPOSAL 1
                APPROVAL OR DISAPPROVAL OF A PROPOSED INVESTMENT
                      ADVISORY AGREEMENT BETWEEN EACH FUND
                   AND THE CHASE MANHATTAN BANK, N.A. (OR THE
                            SUCCESSOR ENTITY THERETO)

INTRODUCTION

The Chase Manhattan Bank, N.A. currently serves as each Fund's investment adviser pursuant to a separate Investment Advisory Agreement (the "Current
Advisory Agreement") for each Fund. The Chase Manhattan Bank, N.A. is a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company.

On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors and shareholders of each holding company have approved the Holding Company Merger, which will create the largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. The Holding Company Merger is expected to be completed during the first quarter of 1996.

Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the Funds). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to be completed on or about July 31, 1996.

Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $__________ billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly-owned subsidiary of Chemical and is a New York State chartered bank.

As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Current Advisory Agreement provides for its automatic termination upon its "assignment" (as defined in the 1940 Act). Consummation of the Holding Company Merger may be deemed to result in an assignment of the Current Advisory Agreement and, consequently, to terminate the Current Advisory Agreement in accordance with its terms. Similarly, the consummation of the Bank Merger may also be deemed to result in an assignment and consequently, terminate the then-existing investment advisory contract. In anticipation of the consummation of the Mergers and to provide continuity in investment advisory services, at a meeting held on December 14, 1995, the Trust's Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Investment Company, approved the Interim Advisory Agreement between the Trust, on behalf of each Fund, and the Adviser to take effect upon the consummation of the Holding Company Merger. The Board also directed that such agreement be submitted to shareholders for approval at this meeting. In addition, the Board of Trustees approved the continuation of the Interim Advisory Agreement after the Bank Merger, on the same terms and conditions as in effect immediately prior to the merger (except for effective and termination dates) in the event the Interim Advisory Agreement is deemed to terminate as a result of the Bank Merger. Approval of Proposal 1 will also be deemed approval of such continuation of the Interim Advisory Agreement after the Bank Merger, if applicable. EACH INTERIM ADVISORY AGREEMENT IS IDENTICAL TO THE CURRENT ADVISORY AGREEMENT, EXCEPT FOR ITS EFFECTIVE DATE. FOR EACH FUND, THE

AGGREGATE CONTRACTUAL RATE CHARGEABLE FOR INVESTMENT ADVISORY
SERVICES WILL REMAIN THE SAME.

In connection with each Fund's approval of the Interim Advisory Agreement, the Board considered that the terms of the Mergers do not require any change in the Adviser's investment management or operation of the Fund, the investment personnel managing the Fund, the shareholder services or other business activities of the Fund, or, with the exception of the U.S. Treasury Fund, the investment objectives of the Funds. Chemical and the Adviser have informed the Board of Trustees that the Mergers will not at this time result in any such change, although no assurance can be given that such a change will not occur. Each also has advised that, at present, neither plans nor proposes to make any material changes in the business, corporate structure or composition of senior management or personnel of the Adviser, or in the manner in which the Adviser renders investment advisory services to each. If, after the Mergers, changes in the Adviser are proposed that might materially affect its services to a Fund, the Board will consider the effect of those changes and take such action as it deems advisable under the circumstances.

The Adviser has informed the Trust that it proposes to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the Board members of the investment company must not be interested persons of such investment adviser. Second, an "unfair burden" must not be imposed on the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Adviser, after due inquiry, is not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on the Trust as a result of the Mergers. New Chase, the Adviser and their affiliates have agreed to take no action that would have the effect of imposing an "unfair burden" on the Trust as a result of the Mergers. Chase, Chemical and/or one or more of their affiliates have undertaken to pay all costs relating to the Mergers, including the costs of the shareholders' meetings.

THE INVESTMENT ADVISER

THE ADVISORY AGREEMENTS. The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081, currently serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust on behalf of each Fund (the "Current Advisory Agreement"). The Adviser will serve as investment adviser to the Funds after the Holding Company Merger under an investment advisory agreement with the Trust on behalf of each Fund (the "Interim Advisory Agreement") which is identical in all material respects to the Current Advisory Agreement except for its effective date. A copy of the form of the New Advisory Agreement is attached hereto as Appendix A and should be read in conjunction with the following.

THE CHASE MANHATTAN BANK, N.A. The Chase Manhattan Bank, N.A., a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters are at One Chase Manhattan Plaza, New York, New York 10081. As of December 31, 1995, Chase was one of the largest commercial banks in the United States, with assets of $____ billion. As of such date, The Chase Manhattan Corporation was one of the largest bank holding companies in the United States, having total assets of approximately $___ billion. As of December 31, 1995, The Chase Manhattan Corporation through various subsidiaries provided personal, corporate and institutional investment management services for approximately $___ billion in assets, of which Chase provided investment management services to portfolios containing approximately $9.4 billion in assets. Included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. Effective upon consummation of the Holding Company Merger, The Chase Manhattan Bank, N.A. will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, The Chase Manhattan Bank, a New York State chartered bank (the successor entity to The Chase Manhattan Bank, N.A.) will continue to be a wholly-owned subsidiary of New Chase.

The other mutual funds for which the Adviser also serves as investment adviser, their assets as of December 31, 1995, and their advisory fees are:

                                                                    Total Assets
Mutual Fund Trust                                   Advisory Fee  as of 12/31/95

Vista California Tax Free Money Market Fund             0.10%
Vista New York Tax Free Money Market Fund               0.10
Vista Tax Free Money Market Fund                        0.10
Vista U.S. Government Money Market Fund                 0.10
Vista Global Money Market Fund                          0.10
Vista Federal Money Market Fund                         0.10
Vista Treasury Plus Money Market Fund                   0.10
Vista Prime Money Market Fund                           0.10
Vista Tax Free Inome Fund                               0.30
Vista New York Tax Free Income Fund                     0.30
Vista California Intermediate Tax Free Income Fund      0.30

                                                                    Total Assets
Mutual Fund Variable Annuity Trust            Fee                 as of 12/31/95

International Equity Porftolio               0.80%
Capital Growth Portfolio                     0.60
Growth and Income Portfolio                  0.60
Asset Allocation Portfolio                   0.55
Treasury Portfolio                           0.50
Money Market Portfolio                       0.25


The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Effective upon consummation of the Holding Company Merger, the Adviser will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of New Chase.

CURRENT AND INTERIM ADVISORY AGREEMENTS

The Current and Interim Advisory Agreements for each Fund are identical, except for their effective dates. The Current and Interim Advisory Agreements provide for the Adviser to render investment, supervisory and certain corporate administrative services subject to the control of the Board of Trustees. The Current and Interim Advisory Agreements state that the Adviser shall, at its expense, provide to the particular Fund all office space and facilities, equipment and clerical personnel necessary to carry out its duties under each Advisory Agreement.

Under each of the Current and Interim Advisory Agreements, the Adviser pays all compensation of those officers and employees of the Trust and of those Trustees who are affiliated with the Adviser. Each Fund bears the cost of the preparation and setting in type of its prospectuses and reports to shareholders and the costs of printing and distributing those copies of such prospectuses and reports as are sent to shareholders. Under the Current and Interim Advisory Agreements all other expenses of the Fund not expressly assumed by the Adviser are paid by the Fund. Each Advisory Agreement lists examples of such expenses; the major categories of such expenses relate to interest, taxes, legal and audit expenses, custodian and transfer agent or shareholder servicing agency expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Trust and its shares under federal and state securities laws, and non-recurring expenses, including litigation.

For the services it provides under the terms of each Current and Interim Advisory Agreement, each Fund pays the Adviser a monthly fee equal to a specified percentage per annum of its average daily net assets computed at the close of each business day. See "Fees and Fee Waivers" below which sets forth the applicable percentage for each Fund. The Adviser may voluntarily agree to waive a portion of the fees payable to it.

The Current Advisory Agreements are currently in effect until August 19, 1996 (with respect to Vista U.S. Government Income Fund, Vista Growth and Income Fund and Vista Capital Growth Fund); December 31, 1996 (with respect to Vista Bond Fund, Vista Short Term Bond Fund and Vista Equity Fund), August 4, 1996 (with respect to Vista Balanced Fund), May 13, 1996 (with respect to Vista Equity Income Fund), November 17, 1996 (with respect to Small Cap Equity) and August 11, 1996 (with respect to the Vista Southeast Asian Fund, Vista European Fund and Vista Japan Fund) and each of the Current Advisory Agreements continues from year to year thereafter, provided that the Agreement is specifically approved in a manner consistent with the 1940 Act. However, the Current Advisory Agreements may be deemed to terminate upon consummation of the Holding Company Merger. The 1940 Act requires approval at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement cast in person at a meeting called for the purpose of voting on approval, or by the vote of the holders of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Interim Agreement will terminate 120 days after January 31, 1996 (see "Additional Information").

The Trust, on behalf of each Fund, may terminate each of the Current and Interim Advisory Agreements without penalty on not more than 60 days' nor less than 30 days' written notice when authorized by either a vote of the shareholders of the Fund or by a vote of a majority of the Trust's Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement. The Adviser may terminate each of the Current and Interim Advisory Agreements on not more than 60 days' nor less than 30 days' written notice. Both Advisory Agreements will automatically terminate in the event of their assignment (as defined in the 1940 Act).

In addition, each of the Current and Interim Advisory Agreements provides that, in the event the operating expenses of the Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, distribution fees, taxes, interest and extraordinary expenses such as litigation expenses, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for a sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee described above to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser will be deducted from the monthly fee otherwise payable to the Adviser during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser will pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations and municipal obligations and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to and purchase them from other investment companies distributed by Vista Broker Dealer Services. The Adviser will not invest any Fund assets in any U.S. Government obligations or municipal obligations purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations or municipal obligations available to be purchased on behalf of the Funds. The Adviser has informed the Fund that in making its investment decisions it does not obtain or use material inside information in the possession of any other division or department of the Adviser or in the possession of any affiliate of the Adviser.

Both the Current and Interim Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Adviser shall not be liable for any act or omission in the course of or in connection with the rendering of its services thereunder.

BOARD CONSIDERATION

In considering whether to approve the Interim Advisory Agreement and to submit it to the shareholders for their approval, the Board of Trustees considered the following factors: (1) the representation that there would be no diminution in the scope and quality of advisory and other services provided by the Adviser under the Interim Advisory Agreement, and (2) the identical nature of the terms and conditions, including compensation payable, contained in the Interim Advisory Agreement as compared to the Current Advisory Agreement. Additionally, the Board considered the benefits that would be obtained by each Fund in maintaining continuity in the advisory services provided to it, and determined that continuity was advantageous to the Fund as it would serve to minimize uncertainty and confusion, provide for the continued utilization of the demonstrated skills and capability of the staff of the Adviser and its familiarity with the operations of the Trust, and avoid the possibility of disruptive effects on the Trust that might otherwise result from a change in the management and operations of the Trust.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of its Interim Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the relevant Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at the meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy (a "Majority Vote"). If the shareholders of a Fund do not approve the Interim Advisory Agreement, The Chase Manhattan Corporation and Chemical Banking Corporation nevertheless intend to proceed with the Holding Company Merger and, in such case, the affected Current Advisory Agreement will terminate automatically. In that event, the Board will take such further action as it may deem to be in the best interests of the Fund's shareholders.

                             ADDITIONAL INFORMATION

Chase also serves as each Fund's administrator pursuant to a separate Administration Agreement. Under the Administration Agreement, Chase generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Board of Trustees in accordance with applicable state law. Under the terms of the relevant Administration Agreement, Chase receives a monthly fee at the annual rate of .05% of the value of each Fund's average daily net assets. For each Fund, the administration fee payable, the amount by which such fee was reduced pursuant to a waiver by Chase, and the net administration fees paid by the Fund under the Administration Agreement for the indicated period are set forth below under "Fees and Fee Waivers."

The Funds have engaged Vista Broker-Dealer Services, Inc. (the "Sub-Administrator"), a wholly-owned subsidiary of BISYS Fund Services, Inc., located at 125 West 55th Street, New York, New York 10019, to assist it in providing certain administrative services for each Fund pursuant to a Sub-Administration Agreement between the Trust, on behalf of each Fund, and the Sub-Administrator. The Sub-Administrator receives an annual fee, payable monthly, of .05% of the average daily net assets of each Fund.

On November 6, 1995, the Trust, other investment companies advised by Chase, and Chase filed an application (the "Application") with the Securities and Exchange Commission (the "Commission") requesting an order of the Commission permitting implementation, without prior shareholder approval, of the Interim Advisory Agreements during the interim period commencing on the date of the closing on the Holding Company Merger and ending at the earlier of such time as sufficient votes are cast by the applicable Fund's shareholders to approve the relevant Interim Agreement or April __, 1996 (the "Interim Period").

As a condition to the requested exemptive relief, the Trust has undertaken in the Application that the advisory compensation payable by any Fund during the Interim Period will be maintained in an interest-bearing escrow account and, with respect to each Fund, amounts in the account will be paid to Chase only upon approval by the shareholders of the Fund of the applicable Interim Advisory Agreement and the compensation payable thereunder. In addition, the Application contains representations that Chase (and its successor, if applicable), will take all appropriate steps to ensure that the scope and quality of its advisory and other services provided to the Funds during the Interim Period will be at least equivalent to the scope and quality of the services previously provided; and that, in the event of any material change in the personnel providing services pursuant to the Interim Advisory Agreements during the Interim Period, the Board will be apprised and consulted to assure that they are satisfied that the services provided will not be diminished in scope or quality.

The Trust's Board of Trustees concluded that payment of the investment advisory fee under the Interim Advisory Agreement, during the Interim Period would be appropriate and fair considering that (1) the fee would be paid at the same rate as was previously in effect under the Current Advisory Agreement and services would be provided in the same manner, (2) because of the relatively short time frame necessary to complete the Holding Company Merger, there was a possibility that some or all of the Funds would not obtain the requisite number of votes to approve the Interim Advisory Agreement prior to the Holding Company Merger, and (3) the non-payment of advisory fees during the Interim Period would be an unduly harsh result in view of the services provided to each Fund under the Interim Advisory Agreements.


                                   PROPOSAL 2
                        APPROVAL OR DISAPPROVAL OF A NEW
                   INVESTMENT ADVISORY AGREEMENT BETWEEN EACH
                   OF THE FUNDS AND THE CHASE MANHATTAN BANK
             (OR THE SUCCESSOR ENTITY THERETO) , AND A SUB-ADVISORY
               AGREEMENT BETWEEN THE CHASE MANHATTAN BANK (OR THE
           SUCCESSOR ENTITY THERETO) AND CHASE ASSET MANAGEMENT, INC.

INTRODUCTION

The Chase Manhattan Bank, N.A., the current investment adviser of the Funds (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as Adviser to the Funds) recommended to the Board that the Trust enter into a new Investment Advisory
Agreement, on behalf of each Fund, and the Adviser (the "New Advisory Agreement") effective as soon as practicable after the approval of shareholders. The Adviser also recommended to the Board that the Adviser be permitted to utilize the services of its wholly-owned subsidiary, Chase Asset Management, Inc. ("CAM Inc."), to render advisory services to the Funds. CAM Inc. is a registered investment adviser which was recently incorporated for the purpose of rationalizing the delivery of investment advisory services by The Chase Manhattan Bank to its institutional clients. CAM Inc. will be retained pursuant to a proposed Sub-Advisory Agreement (the "CAM Inc. Agreement"). The Board has approved, and recommends that the shareholders of each Fund approve, the New Advisory Agreement and CAM Inc. Agreement (collectively, the "Agreements"). In addition, the Board of Trustees approved the continuation of the New Advisory Agreements after the Bank Merger, on the same terms and conditions as in effect immediately prior to the merger (except for effective and termination dates) in the event the Agreements are deemed to terminate as a result of the Bank Merger. Approval of Proposal 2 will be deemed approval of such continuation of the New Advisory Agreement after the Bank Merger, if applicable. If approved, the New Advisory Agreement will become effective as soon as practicable after the approval of shareholders.

No increase is proposed to the contractual fee rates under the New Advisory Agreement and the Adviser, and not the Funds, will compensate CAM Inc. for its services as Sub-Adviser. THEREFORE, THE FUNDS WILL NOT BEAR ANY INCREASE IN THE CONTRACTUAL ADVISORY FEE RATES RESULTING FROM THE PROPOSED NEW ADVISORY AGREEMENT OR THE CAM INC. AGREEMENT.

While the New Advisory Agreement is described below, the discussion is qualified by the provisions of the complete agreement, a copy of which is attached as Exhibit B. If the shareholders of a Fund do not approve this Proposal, then Chase will continue to act, commencing on the Holding Company Merger, as the adviser to such Fund under the terms of the Interim Advisory Agreement, assuming Proposal 1 is approved. The New Advisory Agreement should be read in conjunction with the following.

Background. In connection with the Mergers, New Chase intends to rationalize its corporate wide investment management operations in order to more fully take advantage of portfolio management skills that will exist within the various corporate entities controlled by New Chase. As part of this structuring, New Chase would like to consolidate its mutual fund supervisory functions within one entity (Chase), and its portfolio management responsibilities within another entity (CAM Inc.). The Adviser also seeks to retain the ability to utilize portfolio managers employed by the various investment management entities affiliated with the Adviser through common ownership by New Chase.

Thus, the New Advisory Agreement would provide the Adviser with the ability to utilize the specialized portfolio skills of employees of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise. For the foreseeable future, the Adviser would employ certain members of the Adviser's senior management.

SIMILARITIES BETWEEN THE CURRENT AND NEW ADVISORY AGREEMENTS:

The New Advisory Agreement is similar in many respects to the Current Advisory Agreement and Interim Advisory Agreement. The New Advisory Agreement contains the material terms of the Current Advisory Agreement, but reflects the proposed change of the investment adviser from The Chase Manhattan Bank, N.A. to its successor entity, and incorporates additional provisions designed to clarify and supplement the rights and obligations of the parties.

MOST IMPORTANTLY, THE CONTRACTUAL RATE AT WHICH FEES ARE REQUIRED TO BE PAID BY EACH FUND FOR INVESTMENT ADVISORY SERVICES, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS, WILL REMAIN THE SAME. Under the provisions of both the Current and the New Advisory Agreements, each Fund is required to pay the Adviser a monthly fee equal to a stated percentage per annum of its average daily net assets. These amounts are set forth below under "Fees and Fee Waivers." Although the Board of Trustees believes this fee to be comparable to advisory fees paid by many funds having similar objectives and policies, the total advisory fee payable by a Fund with an advisory fee of .75% or higher is higher than the advisory fees paid by most mutual funds.

The following summarizes certain additional aspects of the Current and New Advisory Agreements (collectively, the "Agreements") which are materially the same in both Agreements:

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of the Adviser, the Adviser shall not be liable to the Funds or to any shareholder for any losses that may be sustained by the Funds in connection with its performance of the Agreement.

The Adviser bears all expenses in connection with the performance of its services under the Agreement. The Funds bear the expenses incurred in their operations. Both agreements provide that the Adviser shall, at its expense, provide the Funds with office space, furnishings and equipment and personnel required by it to perform the services to be provided by the Adviser and that the Trust shall be responsible for all of the Funds' expenses and liabilities.

Under the Agreement, if the aggregate expenses incurred by a Fund in any fiscal year is in excess of the lowest applicable expense limitation imposed by state securities laws or regulations thereunder, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, that certain provided expenses are specifically excluded from such calculation. No such reimbursement was required during the Funds' most recent fiscal period.

A Fund may terminate the Agreement as to that Fund without penalty on not more than 60 days' written notice when authorized by either a vote of shareholders holding a "majority of the outstanding voting securities" (within the meaning of the 1940 Act) of the Fund or by a vote of a majority of the Trust's Board of Trustees. The Adviser may terminate the Agreement on 60 days' written notice to the Trust. The Agreement terminates in the event of its assignment (as defined in the 1940 Act).

DIFFERENCES BETWEEN THE CURRENT AND NEW ADVISORY AGREEMENTS:

The following highlights summarize some of the additional provisions which are included in the New Advisory Agreement:

After the Bank Merger, Chase Manhattan Bank, a New York state charted bank, the successor entity to The Chase Manhattan Bank, N.A., will be the adviser to the Funds rather than The Chase Manhattan Bank, N.A., and will continuously supervise the investment and reinvestment of cash, securities and other property comprising the assets of the Funds. The Chase Manhattan Bank, N.A. will be the Adviser to the Funds until the Bank Merger.

Details Regarding the Adviser's Duties. The New Advisory Agreement clearly specifies the duties of the Adviser. For example, the Adviser will be required to obtain and evaluate pertinent data and other significant events and developments which affect the economy, the Funds' investment programs, the issuers of securities and the industries in which they engage, and furnish a continuous investment program for each Fund. The Adviser will be obligated to furnish such reports, evaluations, information or analyses to the Trust as the Board may request, make recommendations to the Board with respect to Trust policies, and carry out such policies as are adopted by the Board.

Use of Affiliated Entities. The New Advisory Agreement clarifies that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the common control of New Chase as long as all such persons are functioning as part of an organized group of persons, and such organized group of persons is managed at all times by authorized officers of the Adviser. The Adviser will be as fully responsible to the Trust for the acts and omissions of such persons as it is for its own acts and omissions.

Use of a Sub-Adviser. The New Advisory Agreement clarifies that the Adviser may from time to time employ or associate with such other entities or persons (a "Sub-Adviser") as it believes appropriate to assist in the performance of the New Advisory Agreement with respect to a particular Fund. However, the Funds will not pay any additional compensation for any SubAdviser, and the Adviser will be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions, and the Adviser must review, monitor and report to the Board regarding the performance and investment procedures of any SubAdviser. The proposed Sub-Advisory agreement is discussed below under "Consideration and Proposal of the CAM Inc. Agreement."

Execution of Portfolio Transactions. The New Advisory Agreement sets forth specific terms as to brokerage transactions and the Adviser's use of broker-dealers. For example, the Adviser will be obligated to use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

"Soft Dollars." A provision of the New Advisory Agreement explicitly allows the Adviser to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion, and provides that, notwithstanding the above, the Adviser may pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion.

Aggregation of Orders. There is also a clarification of the authority of the Adviser to aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation will result in an overall benefit to a Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements.

Other Clarifications. The New Advisory Agreement contains certain additional provisions which are intended to clarify the status, rights or obligations of the parties. For example, the Adviser is deemed to be an independent contractor and the provisions of the Proposed Advisory Agreement are deemed to apply to the Funds severally and not jointly.

CONSIDERATION AND PROPOSAL OF THE CAM INC. AGREEMENT

It is being proposed that the Adviser be permitted to utilize the services of CAM Inc. as a subadviser under a proposed Investment Sub-Advisory Agreement (the "CAM Inc. Agreement") in order to enable the Adviser to more efficiently render advisory services to each of the Funds.

The proposed form of the CAM Inc. Agreement is attached as Exhibit C and should be read in conjunction with the following.

The Adviser's decision to utilize the services of CAM Inc. in a sub-advisory capacity was based on various considerations, including the Adviser's desire to consolidate its asset management responsibilities in one entity, that the portfolio managers which currently manage the assets of the Funds for the Adviser will also manage the Funds as employees of CAM Inc., that CAM Inc. provides a wide range of investment management capabilities, including the ability to discriminate among a wide range of potential investments as part of an investment program for each of the Funds, that risk control is integral to its methodology, that it has shown a relative consistency in investment management performance, and the attractiveness of the fee structure and estimated transaction costs that would be incurred.

Based upon the foregoing, the Adviser recommended to the Board of Trustees that, subject to approval by the Board and such Funds' shareholders of the New Advisory Agreement and the CAM Inc. Agreement, the Adviser enter into the CAM Inc. Agreement with CAM Inc. In considering whether to recommend that the CAM
Inc. Agreement be approved by shareholders, the Board requested and evaluated various information from the Adviser and CAM Inc. relevant to the Adviser's decision. In addition, the Board considered various other factors which it deemed to be relevant, including, but not limited to, the fact that the managers of each Fund will continue to manage the assets of the Funds as employees of CAM Inc., capabilities to be provided by CAM Inc., the stability of its investment staff, the trading systems to be utilized and the potential to minimize transaction costs, the ability to customize portfolios for the Funds, and the Adviser's access to the various investment and research resources of CAM Inc.

DESCRIPTION OF THE PROPOSED CAM INC. AGREEMENT

The proposed arrangement between the Adviser and CAM Inc. under the CAM Inc. Agreement would enable the Adviser to manage the investment activities of the Funds covered in the CAM Inc. Agreement most effectively by delegating to CAM Inc. portfolio management duties relating to transactions in the securities held by such Funds. With respect to the day to day management of the Funds under the CAM Inc. Agreement, CAM Inc. would make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. CAM Inc. may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the common control of New Chase; provided that (i) all persons, when providing services under the CAM Inc. Agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of CAM Inc.

The Adviser and CAM Inc. would bear all expenses in connection with the performance of their respective services and the services under the CAM Inc. Agreement.

As investment adviser, the Adviser would oversee the management of the Funds under the CAM Inc. Agreement, and, subject to the general supervision of the Board of Trustees, would make recommendations and provide guidelines to CAM Inc. based on general economic trends and macroeconomic factors. Among the recommendations which may be provided by the Adviser to CAM Inc. would be guidelines and benchmarks against which the Funds would be managed. From the fee paid by the Funds under the New Advisory Agreement to the Adviser, the Adviser will bear responsibility for payment of sub-advisory fees to CAM Inc.. Therefore, the Funds would not bear any increase in advisory fee rates resulting from the New Advisory Agreement and the CAM Inc. Agreement.

The Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Funds, the Adviser or CAM Inc., unanimously approved the CAM Inc. Agreement at a meeting held on December 14, 1995. If approved by shareholders, unless sooner terminated, the CAM Inc. Agreement will remain in effect for two years and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually by the Board of Trustees, or by the vote of a "majority of the outstanding voting securities" of the Funds under the CAM Inc. Agreement as defined under the 1940 Act and, in either case, by a majority of the Disinterested Trustees who are not interested persons of the Adviser or CAM Inc., by vote cast in person at a meeting called for such purpose. The CAM Inc. Agreement is terminable at any time, without penalty, by vote of the Board of Trustees, by the Adviser, by the vote of "a majority of the outstanding voting securities" of the Funds under the CAM Inc. Agreement, or by CAM Inc., upon 60 days' written notice. The CAM Inc. Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

In the event that both the New Advisory Agreement and the CAM Inc. Agreement are not approved by shareholders of any Fund, neither the New Advisory Agreement nor the CAM Inc. Agreement will be implemented for such Funds, and the Interim Advisory Agreement between such Funds and the Adviser will remain in effect. If the Interim Agreement is not approved by shareholders, the Board will consider the appropriate course of action.

INFORMATION ABOUT CHASE ASSET MANAGEMENT, INC.

Chase Asset Management, Inc. was organized as a Delaware corporation on September 1, 1995, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. CAM Inc. is a wholly owned subsidiary of The Chase Manhattan Bank, N.A., which is a wholly owned subsidiary of The Chase Manhattan Corporation. After the completion of the mergers, CAM Inc. will continue to be a wholly-owned subsidiary of the Adviser which will be a wholly-owned subsidiary of New Chase. CAM Inc. is registered with the Commission as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. Information about the Adviser and its affiliates is set forth above.

The principal executive officers and directors of CAM Inc. are as follows:

James W. Zeigon, Director and Chairman of the Board. Mr. Zeigon is also an Executive Vice President of the Chase Manhattan Bank, N.A.

Mark R. Richardson, Director, President and Chief Investment Officer. Mr. Richardson is also a Managing Director of the Chase Manhattan Bank, N.A.

Stephen E. Prostano, Director, Executive Vice President and Chief Operating Officer. Mr. Prostano is also a Managing Director of the Chase Manhattan Bank, N.A.


The business address of each of the foregoing individuals is 1211 Avenue of the Americas, New York, New York 10036.

BOARD CONSIDERATIONS

In considering whether to recommend that the New Advisory Agreement and CAM Inc. Agreement be approved by shareholders, the Board considered the nature and quality of services to be provided by the Adviser and CAM Inc. and comparative data as to advisory fees and expenses, and the Board requested and evaluated such other information from Chase and Chemical which the Board deemed to be relevant, including, but not limited to, the Adviser's ability to select and utilize portfolio managers from its affiliates; that the rate at which advisory fees will initially be paid to the Adviser would be identical to the rate at which fees are now paid; and that the New Advisory Agreement would include certain provisions designed to modernize the terms of the agreement and reflect regulatory developments, such as those concerning "soft dollars" and aggregation of orders under regulations and releases recently issued by the SEC.

The Board, including a majority of the Trustees who are not interested persons of the Funds or the Adviser ("Disinterested Trustees"), unanimously approved the New Advisory Agreement and CAM Inc. Agreement at a meeting held on December 14, 1995.

FEES AND FEE WAIVERS

Under the Current Advisory Agreement each Fund pays the Adviser (and under the Interim and New Advisory Agreements, each Fund would pay the Adviser) a fee, computed daily and paid monthly, at the annual rates set forth below as a percentage of average daily net assets:

                                                    Date of       Date last
                                                    Advisory     Approval by
             Name of Fund                  Fee      Contract     Shareholders

      Vista Balanced Fund                 .50%     8/4/92       [To come]

      Vista Equity Income Fund            .40      5/13/93

      Vista Growth and Income Fund        .40*     8/19/87

      Vista Capital Growth Fund           .40*     8/19/87

      Vista Equity Fund                   .40      12/31/92

      Vista Bond Fund                     .30      12/31/92

      Vista Short-Term Bond Fund          .25      12/31/92

      Vista U.S. Government Income Fund   .30      8/19/87

      Vista Small Cap Equity Fund         .65      11/17/94

      Vista International Equity Fund    1.00*

      Vista Global Fixed Income Fund      .75*

      Vista South East Asian Fund        1.00      8/11/94

      Vista Japan Fund                   1.00      8/11/94

      Vista European Fund              1.00        8/11/94


* The Vista Growth and Income Fund, Vista Capital Growth Fund, Vista International Equity Fund and Vista Global Fixed Income Fund invest all of their investable assets in the Master Portfolios which actively manage the assets. The Advisory Fee is imposed at Master Portfolio level.

Under the Current Advisory Agreement, the Interim Advisory Agreement and New Advisory Agreement, the Adviser may periodically reduce all or a portion of its advisory fee with respect to any Fund (or Portfolio). In the fiscal period ended October 31, 1995, the Funds paid to the Adviser aggregate investment advisory fees, and the Adviser waived its fees and/or reimbursed expenses to each Fund, as follows:

                                                               Amount of Fee
                                                               Waiver and/or
                                                                   Expense
               Name of Fund                     Fees Paid       Reimbursement*
               ------------                     ---------       --------------
         Vista Balanced Fund                     $145,295          145,295
         Vista Equity Income Fund                  44,277           35,433
         Vista Growth and Income Fund           6,815,197             -
         Vista Capital Growth Fund              3,563,194             -
         Vista Equity Fund                        250,452          250,252
         Vista Bond Fund                          162,618          162,618
         Vista Short-Term Bond Fund                85,353           85,353
         Vista U.S. Government Income Fund        319,705          220,998
         Vista Small Cap Equity Fund              130,401          130,401
         Vista International Equity Fund          431,019          276,302
         Vista Global Fixed Income Fund           686,268             0
         Vista South East Asian Fund                  N/A            N/A
         Vista Japan Fund                             N/A            N/A
         Vista European Fund                          N/A            N/A


Chase also serves as the Administrator to each Fund. For the fiscal period ended October 31, 1995, Chase received fees, and waived its fees and/or reimbursed expenses to each Fund, as follows:
                                                               Fee Waiver
                                                             and/or Expense
               Name of Fund                    Fees Paid     Reimbursement*
               ------------                    ---------     --------------
         Vista Balanced Fund                   $29,053        29,053
         Vista Equity Income Fund               11,069        8,855
         Vista Growth and Income Fund          830,077       252,586
         Vista Capital Growth Fund             435,668       116,282
         Vista Equity Fund                      62,613        63,613
         Vista Bond Fund                        54,206        54,206
         Vista Short-Term Bond Fund             34,141        34,141
         Vista U.S. Government Income Fund     106,569        76,094
         Vista Small Cap Equity Fund            20,040        20,040
         Vista International Equity Fund        18,799        18,799
         Vista Global Fixed Income Fund            916         916
         Vista South East Asian Fund               N/A         N/A
         Vista Japan Fund                          N/A          N/A
         Vista European Fund                       N/A          N/A


* This voluntary waiver and/or limitation is currently in effect but may be terminated.

                             ADDITIONAL INFORMATION

Additional information concerning the Adviser, the Administrator and the Sub-Administrator is set forth under "Additional Information" under Proposal 1.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of the New Advisory Agreement and CAM Inc. Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the relevant Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at the meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy (a "Majority Vote"). If the shareholders of a Fund do not approve the Proposed Advisory Agreement and CAM Inc. Agreement, the Adviser will continue to manage the Fund's investments under the Current or Interim Advisory Agreement, as the case may be. In that event, the Board will take such further action as it may deem to be in the best interests of the Fund's shareholders.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL


                                   PROPOSAL 3
                              ELECTION OF TRUSTEES

It is proposed that shareholders of the Funds consider the election of the individuals listed below (the "Nominees") to the Board of Trustees of the Trust, which is currently organized as a Massachusetts business trust. Biographical information about the Nominees and other relevant information is set forth below. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Board member if elected.

In connection with the Mergers, it has been proposed, subject to shareholder approval, that the series funds of The Hanover Investment Funds, Inc., an open-end management investment company advised by Chemical Bank (the "Hanover Funds"), be merged into certain series of the Trust. In an effort to provide continuity of operations and management, certain Directors of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. have been nominated to serve as Trustees of the Trust. Therefore, the Nominees consist of all current Trustees of the Trust and three other individuals who are presently Directors of the Hanover Funds.

The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

The following are the Nominees:


                                    Principal Occupations      Year First Became
NOMINEE                      Age    for the Last Five Years         a Trustee

Fergus Reid, III             63     Chairman     and    Chief          1984
971 West Road                       Executive        Officer,
New Canaan, CT  06840               Lumelite     Corporation,
                                    since   September   1985;
                                    Trustee,  Morgan  Stanley
                                    Funds;  from January 1985
                                    through  September  1985,
                                    Director   of   Corporate
                                    Finance,  Noyes  Partners
                                    (investment      advisory
                                    firm);  from 1982 through
                                    1984,  Managing Director,
                                    Bernhard       Associates
                                    (venture capital firm).

Richard E. Ten Haken         61     Former           District           1984
4 Barnfield Road                    Superintendent         of
Pittsford, NY  14534                Schools, Monroe No. 2 and
                                    Orleans   Counties,   New
                                    York;   Chairman  of  the
                                    Finance and the Audit and
                                    Accounting    Committees,
                                    Member  of the  Executive
                                    Committee;   Chairman  of
                                    the Board and  President,
                                    New York State  Teachers'
                                    Retirement System.



William J. Armstrong         54     Vice President and Treasurer,    1987
49 Aspen Way                        Ingersoll-Rand Company.
Upper Saddle River, NJ 07458

                                    Principal Occupations      Year First Became
NOMINEE                      Age    for the Last Five Years         a Trustee

John R.H. Blum               66     Attorney    in    Private         1984
322 Main Street                     Practice;       formerly,
Lakeville, CT  06039                partner  in the law  firm
                                    of  Richards,   O'Neil  &
                                    Allegaert    (19__-1994);
                                    Commissioner           of
                                    Agriculture    State   of
                                    Connecticut, 1992- 1995.


Joseph J. Harkins            64     Retired;       Commercial         1990
257 Plantation Circle South         Sector    Executive   and
Ponte Vedra Beach, FL 32082         Executive  Vice President
                                    of  The  Chase  Manhattan
                                    Bank,   N.A.   from  1985
                                    through 1989. He has been
                                    employed   by   Chase  in
                                    numerous  capacities  and
                                    offices    since    1954.
                                    Director   of   Blessings
                                    Corporation,    Jefferson
                                    Insurance  Company of New
                                    York,          Monticello
                                    Insurance   Company   and
                                    Nationar.

*H. Richard Vartabedian      60     Consultant, Republic Bank         1992
P.O. Box 296                        of  New  York;  formerly,
Beach Road                          Senior         Investment
Hendrick's Head                     Officer,         Division
Southport, ME  04576                Executive      of     the
                                    Investment     Management
                                    Division   of  The  Chase
                                    Manhattan   Bank,   N.A.,
                                    1980 through 1991.

Stuart W. Cragin, Jr.        63     Retired;         formerly         1992
108 Valley Road                     President,      Fairfield
Cos Cob, CT 06807                   Testing Laboratory,  inc.
                                    He has previously  served
                                    in    a    variety     of
                                    marketing,  manufacturing
                                    and  general   management
                                    positions with Union Camp
                                    Corp.,  Trinity  Paper  &
                                    Plastics    Corp.,    and
                                    Conover Industries.

                                    Principal Occupations      Year First Became
NOMINEE                      Age    for the Last Five Years         a Trustee

Irving L. Thode              64     Retired;   formerly  Vice         1992
80 Perkins Road                     President    of   Quotron
Greenwich, CT 06830                 Systems.      He      has
                                    previously  served  in  a
                                    number    of    executive
                                    positions   with  Control
                                    Data   Corp.,   including
                                    President  of  its  Latin
                                    American Operations,  and
                                    General  Manager  of  its
                                    Data Services business.


*W. Perry Neff               67     Independent     Financial         Proposed
RR 1 Box 102A                       Consultant;  Director  of
Weston, VT  05181                   North     America    Life
                                    Assurance Co.,  Petroleum
                                    & Resources Corp. and The
                                    Adams     Express    Co.:
                                    Director  and Chairman of
                                    The Hanover Funds,  Inc.;
                                    Director,   Chairman  and
                                    President  of The Hanover
                                    Investment Funds, Inc.

Roland R. Eppley, Jr.        62     Retired:         formerly         Proposed
105 Ceventry Place                  President    and    Chief
Palm Beach Gardens,                 Executive        Officer,
FL  33418                           Eastern  States  Bankcard
                                    Association          Inc,
                                    (1971-1988);    Director,
                                    Janel Hydraulics,  Inc. and
                                    The Hanover Funds, Inc..

W.D. MacCallan               67     Director   of  The  Adams         Proposed
624 East 45th Street                Express  Co., The Hanover
Savannah, GA  31405                 Funds,  Inc., The Hanover
                                    Investment   Funds,  Inc.
                                    and Petroleum & Resources
                                    Corp.;  formerly Chairman
                                    of the  Board  and  Chief
                                    Executive  Officer of The
                                    Adams   Express  Co.  and
                                    Petroleum   &   Resources
                                    Corp.

* Interested Trustee as defined under the 1940 Act.

The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Cragin, Thode, Armstrong, Harkins, Reid, and Vartabedian. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.

The Audit Committee met two times during the fiscal year ended October 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Prior to August 21, 1995, the quarterly retainer was $9,000 and the per-meeting fee was $1,000. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the Adviser.

Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 1995 for each Trustee of the Trust:


                                                     Growth
                                            Equity     and        Capital
                                Balanced    Income   Income       Growth      Equity     Bond
                                  Fund       Fund     Fund         Fund        Fund      Fund

Fergus Reid, III, Trustee        241.30     $96.13   $14,393.16   $7,594.67   $540.99  $468.64

Richard E. Ten Haken, Trustee    160.88      64.07     9,595.45   5,063.12     360.67   312.41

William J. Armstrong, Trustee    160.88      64.07      9595.45   5,063.12     360.67   312.41

John R.H. Blum, Trustee          190.83      62.60     9,376.63   4,955.42     352.06   305.11

Joseph J. Harkins, Trustee       160.88      64.07     9,595.45   5,063.12     360.67   312.41

H. Richard Vartabedian, Trustee  169.60      67.79    10,159.13   5,376.61     330.18   330.18

Stuart W. Cragin, Jr., Trustee   160.88      64.07     9,595.45   5,063.12     360.67   312.41

Irving L. Thode, Trustee         160.88      64.07     9,595.45   5,063.12     360.67   312.41





                                  Short               Small     Inter-   Global
                                  Term      U.S.       Cap     national  Fixed   Southeast
                                  Bond   Government  Equity     Equity   Income    Asian   Japan  European
                                  Fund      Fund      Fund       Fund     Fund      Fund    Fund    Fund
                                  ----      ----      ----       ----     ----      ----    ----    ----

Fergus Reid, III, Trustee        298.13    $919.27   $172.16   $315.97   $8.47       0       0        0

Richard E. Ten Haken, Trustee    195.40    612.85     114.79    210.64    5.64       0       0        0

William J. Armstrong, Trustee    195.40    612.85     114.79    210.64    5.64       0       0        0

John R.H. Blum, Trustee          190.83    598.68     114.79    205.42    5.64       0       0        0

Joseph J. Harkins, Trustee       195.40    612.85     114.79    210.64    5.64       0       0        0

H. Richard Vartabedian, Trustee  206.44    646.75     133.68    219.47    5.64       0       0        0

Stuart W. Cragin, Jr., Trustee   195.40    612.85     114.79    210.64    5.64       0       0        0

Irving L. Thode, Trustee         195.40    612.85     114.79    210.64    5.64       0       0        0



                                     Pension or                    Total
                                     Retirement                 Compensation
                                  Benefits Accrued                  from
                                  as Fund Expenses            "Fund Complex"(1)


Fergus Reid, III, Trustee                 0                     $78,456.65

Richard E. Ten Haken,                     0                      52,304.39
Trustee

William J. Armstrong,                     0                      46,632.34
Trustee

John R.H. Blum, Trustee                   0                      51,304.37

Joseph J. Harkins,                        0                      52,304.39
Trustee

H. Richard Vartabedian,                   0                      74,804.44
Trustee


                                       27





Stuart W. Cragin, Jr.,                    0                      52,304.39
Trustee

Irving L. Thode, Trustee                  0                      52,304.39


(1) Data reflects total compensation earned during the period January 1, 1995 to December 31, 1995 for service as a Trustee to all Funds advised by the Adviser.


VISTA FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES

Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, Administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

Set forth below in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. The estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, and Thode are 11, 11, 8, 11, 3, 3 and 3 respectively.



       YEARS OF
        SERVICE          HIGHEST ANNUAL COMPENSATION PAID BY ALL VISTA FUNDS

                      40,000         45,000          50,000            55,000
                  ==============================================================

          10          40,000         45,000          50,000            55,000

           9          36,000         40,500          45,000            49,500

           8          32,000         36,000          40,000            44,000

           7          28,000         31,500          35,000            38,500

           6          24,000         27,000          30,000            33,000

           5          20,000         22,500          25,000            27,500

Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of the Fund on whose Board the Trustee sits. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. The following Eligible Trustees have executed a deferred compensation agreement for the 1996 calendar year: [ ] PRINCIPAL EXECUTIVE OFFICERS:

The principal executive officers of the Trust are as follows:

H. Richard Vartabedian - President and Trustee. Martin R. Dean - Treasurer and Assistant Secretary; Vice President, BISYS Funds Group, Inc. Ann Bergin - Secretary; Vice President, BISYS Funds Group, Inc,; Chief Compliance Officer and Secretary, Vista Broker-Dealer Services, Inc.

OWNERSHIP OF SHARES OF THE FUNDS. The Trustees and officers as a group directly or beneficially own less than 1% of each Fund.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

The election of each of the Nominees listed above requires the affirmative vote of a plurality of the votes entitled to be cast at the Meeting by all shareholders of the Trust.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

                                   PROPOSAL 4
                      RATIFICATION OF PRICE WATERHOUSE LLP
                        AS INDEPENDENT PUBLIC ACCOUNTANTS

The Board, including a majority of the trustees who are not interested persons of the Trust, is recommending Price Waterhouse LLP to serve as independent public accountants of each Fund for each Fund's next fiscal year, subject to the right of the Fund to terminate such employment immediately without penalty by vote of a majority of the outstanding voting securities of the Fund at any meeting called for such purpose. The Board's selection is hereby submitted to the shareholders for ratification.

Price Waterhouse LLP served as the independent auditors for each of the Funds during its most recent fiscal period ended October 31, 1995. Services performed by Price Waterhouse LLP during such time have included the audit of the financial statements of the Trust and services related to filings of the Trust with the Commission. Price Waterhouse LLP has informed each Fund that neither Price Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Trust. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their participation.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

The ratification of the selection of Price Waterhouse LLP as the independent public accountants of a Fund requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting by the shareholders of the Fund.


                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL


                                   PROPOSAL 5
                          APPROVAL OR DISAPPROVAL OF AN
                  AMENDMENT TO THE TRUST'S DECLARATION OF TRUST


INTRODUCTION

The Trust is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. The Trust's Declaration of Trust provides, among other things, that the Board of Trustees has the authority to make certain amendments to the Declaration of Trust without the vote or consent of the Trust's Shareholders in order to, among other things, designate series, change the name of the Trust to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision thereof, or if they deem it necessary or advisable to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended. Management has proposed, and the Board of Trustees has approved, a modification to the Declaration of Trust which would allow the Trustees to amend the Declaration of Trust with respect to items which do not effect the economic value or legal rights of a shareholder upon majority vote of the Board of Trustees. This would enable the Trustees to amend and modify the Declaration of Trust when necessary to react to changes in Massachusetts and other regulatory laws and to provide maximum flexibility to the Trust, and therefore, the Funds and their shareholders.

[Insert text of Amendment]

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATIONS

The approval of the proposed modification to the Declaration of Trust requires the affirmative vote of a majority of the shareholders of the Trust.


                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.


INTRODUCTION TO PROPOSAL 6:
Proposal 6 applies to the CLASS A SHARES OF EACH OF VISTA BALANCED FUND, SMALL CAP EQUITY FUND, VISTA SHORT-TERM BOND FUND ONLY.

                                   PROPOSAL 6
                          APPROVAL OR DISAPPROVAL OF AN
                   AMENDMENT TO EACH FUND'S CLASS A RULE 12B-1
                                DISTRIBUTION PLAN

INTRODUCTION

For purposes of this proxy and this proposal, shares of Vista Short-Term Bond Fund which are not designated as to class are considered Class A shares.

The Trustees of the Trust have adopted Distribution Plans for Class A shares of each Fund (the "Class A Distribution Plans") in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plans will benefit each Fund's Class A and its shareholders.

The Proposed Form of the Class A shares Rule 12b-1 Distribution Plan is attached as Exhibit C and should be read in conjunction with the following.

The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including several Distribution Plans on behalf of Class A Shares of certain of the Funds, which provides that each Fund shall pay a distribution fee (the "Basic Distribution Fee"), including payments to the Distributor, brokers and shareholder servicing agents, at an annual rate not to exceed 0.20% of its Shares' average daily net assets for distribution services (exclusive of any expenses incurred by the Distributor in connection with print or electronic media advertising). The Distributor may use all or any portion of such Basic Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distributionrelated expenses. The Fund is also permitted to pay an additional fee not to exceed 0.05% per annum of its Shares' average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising for its shares.

Each Class A Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Class A Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). Each Class A Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Class A Distribution Plan. Each Class A Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Class A Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees by vote of a majority of the outstanding voting Shares of a Fund (as defined in the 1940 Act). Each Class A Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

Since the Basic Distribution Fee is not directly tied to actual expenses, the amount of Basic Distribution Fee paid by each of the Shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements, such as those described above with respect to expenses incurred in connection with print or electronic media advertising, by which the Distributors compensation is directly linked to its expenses). However, the Shares are not liable for any distribution expenses incurred in excess of the Basic Distribution Fee paid.

Management has proposed, and the Board of Trustees, including a majority of the disinterested Trustees, has unanimously approved, a modification to the Class A Distribution Plans of the Vista Balanced, Small Cap Equity and Short-Term Bond Funds whereby the additional .05% fee be changed to a "compensation" fee from a "reimbursement" fee.

The Adviser has studied the current distribution methods and believes that the Basic Distribution Fees were low in comparison to other funds offered through similar distribution channels. Therefore, the Adviser believes the Funds are at a competitive disadvantage insofar as sales of Fund shares are concerned. In addition, the Adviser has determined that amounts payable under the Class A Distribution Plans in a given year may not fully reimburse the broker-dealer for its actual distribution-related expenses during such year. The Adviser therefore recommended to the Trustees that they approve this increase to the Distribution Fee to encourage broker-dealers in the sale of Fund shares.

[INSERT TABLE: DISTRIBUTION FEES PAID MOST RECENT FISCAL YEAR.]

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

The approval of a modification to each Fund's Class A Distribution Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the Class A shares of the relevant

Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Class A shares of such Funds or (2) 67% or more of the Class A shares of such Fund present at the meeting if more than 50% of the outstanding Class A shares of such Fund are represented at the meeting in person or by proxy. If the Class A shareholders of a Fund do not approve the modification to its Class A Distribution Plan, such Fund will continue to make payments under the current Class A Distribution Plan.


                           INTRODUCTION TO PROPOSAL 7:

Proposal 7 is applicable to VISTA SOUTHEAST ASIAN FUND, VISTA JAPAN FUND, VISTA EUROPEAN FUND, VISTA INTERNATIONAL EQUITY FUND, VISTA EUROPEAN FUND, VISTA INTERNATIONAL EQUITY FUND, VISTA GLOBAL FIXED INCOME FUND, VISTA BALANCED FUND, VISTA SHORT-TERM BOND FUND, U.S. GOVERNMENT INCOME FUND, AND SMALL CAP EQUITY FUND ONLY.

                                   PROPOSAL 7
                      APPROVAL OR DISAPPROVAL OF CHANGES TO
                      THE FUNDAMENTAL INVESTMENT OBJECTIVES
                                  OF THE FUNDS

At a Meeting of the Board of Trustees of the Trust held on December 14, 1995, the Trustees, including each of the Disinterested Trustees (who are not "interested persons," within the meaning of the 1940 Act, of the Trust or the adviser), on the recommendation of the Adviser, considered and unanimously approved a restatement of the investment objective of certain of the Funds and changes to certain Funds' fundamental investment policies and restrictions (see Proposal 8).

The Adviser has evaluated the various types of Funds that comprise the Trust and recommended to the Trustees that it would be appropriate to modernize the investment objectives, policies and restrictions, and implement certain changes that would provide greater flexibility and uniformity in managing the Funds. The Trustees determined that many of the Funds' investment objectives should be restated so as to be less restrictive.

In addition, the Trustees, based on representations from the Adviser, believe that the risks inherent in investing in each of the respective Funds should not change from those inherent at the present time under each Fund's current investment objective and policies, since the Adviser has represented that none of the proposed changes is intended or anticipated to have an immediate impact on the day to day investment program utilized by a Fund.

The significance of an investment policy or restriction being fundamental is that it may be changed only with the approval of shareholders. Except for each Fund's investment objective and any investment policies or restrictions which are specifically identified as fundamental, each Fund's investment policies and restrictions are nonfundamental.

In the table below, the current investment objective of each Fund is set forth in quotations in the left hand column. In each case, it is proposed that the investment objective be restated to read as indicated in quotations in the right hand column. In many cases, it is proposed that certain investment policies now included within the investment objective (and which are therefore currently fundamental) be reclassified as nonfundamental investment policies. In each such case, the proposed nonfundamental policies and the reason for the proposed change are indicated in the right hand column. A description of each of these reasons is set forth below following the table. To the extent that certain investment styles or policies which are currently included in the investment objective are removed from the investment objective and made nonfundamental policies, they may be changed thereafter without the approval of shareholders.

                                   OBJECTIVES


CURRENT INVESTMENT OBJECTIVE             PROPOSED INVESTMENT OBJECTIVE

VISTA SOUTHEAST ASIAN FUND               "to provide its shareholders with a
"to provide its shareholders with a      total   return   on   assets   from
total   return   on   assets   from      long-term  growth of capital."
long-term    growth   of    capital      As a  non-fundamental  policy,  the
principally through a broad Fund will seek to achieve its portfolio of equity securities of objective "principally through
foreign    companies   located   in      investment in a broad  portfolio of
countries located throughout the equity securities of foreign Pacific and Far East Regions, with companies located in countries
the exception of Japan."                 located  throughout the Pacific and
                                         Far   East   Regions,    with   the
                                         exception  of Japan."
                                         Reasons    for    the     proposal:
                                         standardization/     clarification,
                                         flexibility.

VISTA JAPAN FUND
"to provide its shareholders with a to provide its shareholders with a total return on assets from total return on assets from
long-term    growth   of    capital      long-term  growth of capital."
principally  through a portfolio of      As a  non-fundamental  policy,  the
equity securities of foreign Fund will seek to achieve its companies located throughout the objective "principally through
Pacific and Far East Regions."           investment in a portfolio of equity
                                         securities  of  foreign   companies
                                         located  throughout the Pacific and
                                         Far East Regions."
                                         Reason for proposal: flexibility.

VISTA EUROPEAN FUND
"to provide its shareholders with a "to provide its shareholders with a total return on assets from total return on assets from
long-term    growth   of    capital      long-term  growth of capital."
principally  through a portfolio of
equity securities of companies with      As a  non-fundamental  policy,  the
principal business activities in Fund will seek to achieve its countries located throughout objective "principally through
Western Europe."                         investment in a portfolio of equity
                                         securities   of   companies    with
                                         principal  business  activities  in
                                         countries    located     throughout
                                         Western    Europe."

                                         Reason for proposal: flexibility.

VISTA  INTERNATIONAL  EQUITY  FUND       "to  provide  a  total   return  on
"to  provide  a  total   return  on      assets  from  long-term  growth  of
assets from long-term growth of capital and income." As a capital and income principally non-fundamental policy, the Fund derived through a broad portfolio will seek to achieve its objective of marketable securities of "principally through investment in established foreign companies "a broad portfolio of marketable organized in countries other than securities of established foreign the United States, and companies companies organized in countries
participating in foreign  economies      other than the United  States,  and
with prospects for growth."              companies  participating in foreign
                                         economies    with   prospects   for
                                         growth."

                                         Reason     for    the     proposal:
                                         flexibility

VISTA GLOBAL FIXED INCOME FUND           "to  provide  a high  total  return
"to  provide a high  total  return,      through  current income and capital
achieving such through current appreciation." As a non-fundamental income and capital appreciation, policy, the Fund will seek to
through  investment  in a portfolio      achieve   its   objective   through
of high quality fixed income "investment in a portfolio of high securities of U.S. and foreign quality fixed income securities of issuers and through transactions in U.S. and foreign issuers and
foreign currencies."                     through   transactions  in  foreign
                                         currencies."

                                         Reasons    for    the     proposal:
                                         standardization/     clarification,
                                         flexibility.


VISTA BALANCED FUND
"to provide its shareholders with "to provide its shareholders with maximum total return through a maximum total return through a combination of long-term growth of combination of long-term growth and
capital  and   current   income  by      capital and  current  income."
investing    in    a    diversified      As a  non-fundamental  policy,  the
portfolio of equity and debt Fund will seek to achieve its securities, including common objective through "investment in a stocks, convertible securities and diversified portfolio of equity and
government       and      corporate      debt  securities,  including common
fixed-income obligations."               stocks,  convertible securities and
                                         government       and      corporate
                                         fixed-income  obligations."
                                         Reasons    for    the     proposal:
                                         standardization/clarification,
                                         flexibility.

VISTA  SHORT-TERM  BOND  FUND
"to provide a high level of current      "to provide a high level of current
income,       consistent       with      income,       consistent       with
preservation    of    capital    by      preservation   of  capital."
investing   primarily  in  a  broad      As a  non-fundamental  policy,  the
range         of         short-term      Fund  will  seek  to  achieve   its
investment-grade  bonds  and  other      objective through  investment "in a
fixed income securities."                broad    range    of     short-term
                                         investment-grade  bonds  and  other
                                         fixed income securities."

                                         Reasons    for    the     proposal:
                                         standardization/     clarification,
                                         flexibility.

VISTA U.S.  GOVERNMENT  INCOME FUND
"to provide its shareholders with "to provide its shareholders with monthly dividends as well as to monthly dividends as well as to protect the value of its protect the value of its
shareholders'  investment (i.e., to      shareholders'   investment."
preserve principal) by investing in      As a  non-fundamental  policy,  the
debt obligations that are backed by Fund will seek to achieve its the "full faith and credit" of the objective through "investment in U.S. Government as well as by using debt obligations of the U.S. futures contracts on fixed income Government as well as by using securities or indexes of fixed futures contracts on fixed income income securities and options on securities or indexes of fixed such futures contracts for the income securities and options on purpose of protecting (i.e., such futures contracts for the "hedging") the value of its purpose of protecting (i.e.,
portfolio."                              "hedging")   the   value   of   its
                                         portfolio."
                                         Reason     for    the     proposal:
                                         flexibility.

VISTA SMALL CAP EQUITY FUND
"to provide its  shareholders  with      "to provide its  shareholders  with
long-term  capital growth primarily      long-term  capital  growth."
through a broad portfolio (i.e., at      As a  non-fundamental  policy,  the
least  80% of its  assets in normal      Fund  will  seek  to  achieve   its
circumstances) in common stocks."        objective  by  investing  "at least
                                         80% of its  total  assets in equity
                                         securities  and at least 65% of its
                                         total  assets in equity  securities
                                         of smaller  companies (i.e.,  those
                                         with market capitalizations of $750
                                         million  or  less  at the  time  of
                                         purchase)."
                                         Reason     for    the     proposal:
                                         flexibility.

IN ADDITION, THE TRUSTEES HAVE VOTED IN FAVOR OF CHANGING THE NONFUNDAMENTAL INVESTMENT OBJECTIVES OF CAPITAL GROWTH FUND, EQUITY FUND, EQUITY INCOME FUND, GROWTH AND INCOME FUND AND BOND FUND. THESE CHANGES DO NOT REQUIRE SHAREHOLDER APPROVAL.

CURRENT INVESTMENT OBJECTIVE             PROPOSED INVESTMENT OBJECTIVE


VISTA CAPITAL GROWTH FUND
"to provide its  shareholders  with      "to provide its  shareholders  with
as   long-term    capital    growth      long-term  capital  growth."
primarily through a broad portfolio      As a  non-fundamental  policy,  the
(i.e., at least 80% of its assets Fund will seek to achieve its under normal circumstances) of objective "primarily through
common stocks."                          investment  in  a  broad  portfolio
                                         (i.e.,  at least 80% of its  assets
                                         under  normal   circumstances)   of
                                         common  stocks."
                                         Reasons    for    the     proposal:
                                         standardization/     clarification,
                                         flexibility.

VISTA EQUITY FUND
To provide  its  shareholders  with      "to provide its  shareholders  with
long-term capital growth "primarily      long-term  growth of capital."
through investment in a diversified      As a  non-fundamental  policy,  the
portfolio of common stocks of Fund will seek to achieve its well-known and established objective by investing "primarily companies. Dividend income, if any, in a diversified portfolio of
is a  consideration  incidental  to      equity  securities  of  established
the  Equity  Fund's   objective  of      companies with  substantial  market
growth of capital."                      capitalizations."
                                         Reasons    for    the     proposal:
                                         standardization/     clarification,
                                         flexibility.

VISTA  EQUITY  INCOME FUND
"obtain   income  by  investing  at      "Obtain income "
least 65% of the net  assets of the      As a  non-fundamental  policy,  the
Fund  in  income-producing   equity      Fund  will  seek  to  achieve   its
securities."                             objective  through   "investing  at
                                         least 65% of the net  assets of the
                                         Fund  in  income-producing   equity
                                         securities."

                                         Reasons    for    the     proposal:
                                         standardization/     clarification,
                                         flexibility.


VISTA GROWTH AND INCOME FUND
"to provide its shareholders with "to provide its shareholders with long-term capital appreciation and long-term capital appreciation and
to    provide    dividend    income      to provide  dividend  income."
primarily through a broad portfolio      As a  non-fundamental  policy,  the
(i.e., at least 80% of its assets Fund will seek to achieve its under normal circumstances) of objective "primarily through
common stocks"                           investment in a broad portfolio

                                         (i.e.,  at least 80% of its  assets
                                         under  normal   circumstances)   of
                                         common  stock".   Reasons  for  the
                                         proposal: flexibility.

VISTA BOND FUND
"to  provide  as  high a  level  of      "to  provide  as  high a  level  of
income   as  is   consistent   with      income   as  is   consistent   with
reasonable    risk   by   investing      reasonable      risk."
primarily   in  a  broad  range  of      As a  non-fundamental  policy,  the
investmentgrade corporate bonds as Fund will seek to achieve its well as other fixed-income objective "primarily through
securities."                             investment  in  a  broad  range  of
                                         investment-grade corporate bonds as
                                         well    as    other    fixed-income
                                         securities."
                                         Reasons    for    the     proposal:
                                         standardization/clarification,
                                         flexibility


REASONS FOR THE PROPOSALS REGARDING THE INVESTMENT OBJECTIVES

IT IS IMPORTANT TO BEAR IN MIND THAT THE PROPOSED CHANGES TO THE FUNDS' INVESTMENT OBJECTIVES GENERALLY INVOLVE A JUDGMENT ONLY AS TO WHAT SHOULD MAKE UP A FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE, NOT A JUDGMENT AS TO WHAT INVESTMENT STRATEGIES, POLICIES OR RESTRICTIONS SHOULD BE FOLLOWED IN PURSUING THAT OBJECTIVE. IF THIS PROPOSAL IS APPROVED (AND SUBJECT TO APPROVAL BY SHAREHOLDERS, AS NECESSARY), THE ADVISER BELIEVES THAT THE CHANGES WILL HAVE NO IMMEDIATE MATERIAL EFFECT ON THE WAY IN WHICH EACH FUND IS MANAGED.

The reasons for the proposals set forth above, pertaining to the respective investment objectives of the Funds, involve similar considerations. Each of the proposals has been made for one or more of the following reasons: flexibility or clarification/standardization. The following discussion provides greater detail as to what is meant, in each case, by flexibility or clarification/standardization.

Flexibility. If a Fund's stated investment objective contains details as to an investment strategy to be pursued or an investment policy to be followed, or is otherwise more restrictive than necessary, it may impose an unnecessarily rigid restraint on management's ability to respond to certain regulatory developments or changes in the financial markets. In order to make any changes to a strategy or policy included as part of a Fund's investment objective, the Fund may need shareholder approval, which is time consuming and potentially costly to the Fund and its shareholders. In each case, the Fund's most basic investment objective (such as to achieve capital appreciation or to achieve a high level of income) will not change and will continue to be fundamental, (with respect to those funds whose investment objective is currently fundamental) but certain strategies or policies which need not be part of the Fund's stated investment objective will be made non-fundamental so that the Trustees may at a future date receive and act upon recommendations of the Adviser to change these non-fundamental policies without the necessity of a meeting of shareholders and associated costs. In all cases described in the proposals above, the Adviser does not anticipate that the changes will have an immediate effect on the Fund's investment strategy, since there is no current intention of changing stated strategy or policy. However, the Funds will have greater flexibility to respond to future regulatory and market developments. If changes to non-fundamental policies or restrictions are adopted by the Trustees in the future, the Fund's prospectus and statement of additional information will be amended to reflect any such changes and notice thereof will be provided to shareholders.

Clarification/standardization. Some of the Funds' investment objectives contain descriptive terms that are superfluous or ambiguous. In addition, the terms used in some of the Fund's investment objectives differ from the description of the terms used in the stated investment objective of a similar Fund. The Adviser has recommended the standardization, to the extent possible, of the description of an investment objective, or an aspect thereof, as between Funds for which the investment objective or aspect thereof is not intended to differ. By doing so, potential investors may be expected to have a clearer understanding of the similarities or differences in the investment objectives of the respective Funds.

RISK FACTORS: Because each of the proposals involve only a change to the stated investment objective and are not expected to alter the fundamental character of any Fund or any of their operations for the foreseeable future, for each Fund, the adoption of the proposal is not expected to have any effect on the risk factors to be considered in making or continuing an investment in the Fund. In the future, however, a Board of Trustees may, without shareholder approval, change a nonfundamental investment policy or restriction in a way that may create more risk. The Fund will notify shareholders of such changes.


                                 PROPOSALS 8a-t
                  APPROVAL OR DISAPPROVAL OF CERTAIN CHANGES TO
                     THE FUNDAMENTAL INVESTMENT RESTRICTIONS
                                  OF THE FUNDS

INTRODUCTION TO PROPOSALS 8a-t

Proposals 8a-t concern proposed changes to the current fundamental investment restrictions ("Restrictions") of the Funds. Each of these proposals relate to Restrictions of a Fund which are presently classified as "fundamental," which means that they can only be changed by a vote of the relevant Fund's shareholders.

The Adviser recommended to the Trustees that it be authorized to analyze each Fund's current Restrictions and, where practical and appropriate for each Fund's investment objective, recommend to the Trustees whether, subject to shareholder approval, certain changes should be adopted. Based on the Adviser's review and recommendations, the Trustees believe that certain changes should be implemented for each Fund. These changes fall within the following categories:

Modification. The proposal involves a modification of certain Restrictions for reasons outlined below.

Elimination. The proposal involves an elimination of certain Restrictions, for reasons outlined below.

Reclassification.   The  proposal   involves  a   reclassification   of  certain
Restrictions as nonfundamental restrictions, which could thereafter be changed with the approval of the Trust's Board of Trustees, without a shareholder vote.

Based on the recommendations of the Adviser, the Trustees have approved the proposed changes and believe that they are in the best interests of the Funds and their shareholders for the following reasons:

Standardization. Some of the Funds' Restrictions differ in form and substance from similar restrictions of similar mutual funds currently advised by the Adviser. Increased standardized restrictions among all Chase mutual funds will help promote operational efficiencies and facilitate the monitoring of portfolio compliance. In all cases, the adoption of the new or revised restriction is not expected to have any impact on the investment techniques employed by a Fund at this time.

Modernization. The Funds' Restrictions are derived from restrictions which have been in effect, without changes, for many years. In connection with the Mergers, the Adviser has recommended to all advised funds (including the Funds) that their investment restrictions be evaluated and amended as necessary. The Trustees, acting on the Adviser's recommendation, recommend that each Fund should modernize its Restrictions, where appropriate, to conform to current regulation and authorize the use of currently available financial instruments and investment techniques.

Clarification. Some of the Funds' Restrictions contain ambiguities that, if interpreted in a narrow way, might prevent the Fund from following the original intent of the Restriction. Accordingly, the Trustees, acting on the Adviser's recommendation, recommend that the Fund change the Restriction, where appropriate, to eliminate any ambiguities. Some of these proposals include the proposed division of a Restriction which currently covers multiple topics into two or more distinct restrictions.

Flexibility. Several of the Funds' Restrictions are proposed to be changed so as to allow the Funds to respond to recent and future regulatory developments and changes in the financial markets. In addition, restrictions prohibiting certain transactions have been or may be changed or eliminated by a federal or state securities regulator. In order to take advantage of such changes, the Funds would need shareholder approval, which is time consuming and costly to the Fund and its shareholders. The Adviser believes that in most cases, the proposed changes are not expected to have any immediate effect on the Funds' investment strategy, since the Funds may not have a current intention of changing their investment strategy. However, in order to give the Fund more flexibility in responding to regulatory and market developments, the Trustees, acting on the Adviser's recommendations, recommend changing, reclassifying or eliminating some of the Restrictions described below so that they can be changed by the Trustees without a shareholder vote. In the future, when changes to nonfundamental restrictions of a Fund are adopted, the Fund's prospectus and statement of additional information will be amended to reflect the changes and shareholders will be notified thereof.

The proposals regarding the Restrictions are presented in the Proposals 8a-t, below, categorized by topic (e.g., borrowing, concentration, etc.). In each case, the current Restriction is set forth in the left hand column under "Current" and, for the Fund(s) to which the current Restriction applies, it is proposed that the Restriction be restated, eliminated, reclassified, or otherwise changed as indicated in the right hand column under "Proposed". In each case, the reason for, and an explanation of, the proposed change, is set forth below the comparison.

INTRODUCTION TO PROPOSALS 8a-j.

                 Proposals 8a-j each apply to each of the Funds:

                                   PROPOSAL 8a
                      AMENDMENT TO EACH FUND'S FUNDAMENTAL
                   INVESTMENT RESTRICTION CONCERNING BORROWING

CURRENT:                                 PROPOSED:
No Fund may borrow money or pledge,      FUNDAMENTAL RESTRICTION
mortgage or hypothecate  its assets      No Fund may  borrow  money,  except
(except,     with     respect    to      that each Fund may borrow money for
International   Equity   Fund   and      temporary or emergency purposes, or
Global Fixed  Income Fund,  through      by engaging  in reverse  repurchase
lending portfolio  securities) and,      transactions,   in  an  amount  not
except that, as a temporary measure      exceeding  33 1/3% of the  value of
for   extraordinary   or  emergency      its  total  assets at the time when
purposes  (with  respect to all the      the  loan is made  and may  pledge,
Funds),  or,  with  respect to U.S.      mortgage  or  hypothecate  no  more
Government  Income  Fund  only,  by      than  1/3  of  its  net  assets  to
engaging   in  reverse   repurchase      secure   such    borrowings.    Any
transactions,  it may  borrow in an      borrowings  representing  more than
amount  not to exceed  1/3 (25% for      5% of a Fund's total assets must be
the  Southeast  Asian  Fund,  Japan      repaid  before  the  Fund  may make
Fund  and  European  Fund)  of  the      additional investments.
current  value  of its net  assets,
including the amount borrowed,  and
may pledge, mortgage or hypothecate
not  more  than  1/3  (10%  for the
Southeast  Asian  Fund,  Japan Fund
and  European  Fund) of such assets
to secure  such  borrowings  (it is
intended   that   money   would  be
borrowed  by a Fund only from banks
and  only to  accommodate  requests
for the repurchase of shares of the
Fund  while  effecting  an  orderly
liquidation       of      portfolio
securities),      provided     that
collateral     arrangements    with
respect  to  a  Fund's  permissible
futures and  options  transactions,
including   initial  and  variation
margin,  are not considered to be a
pledge of assets  for  purposes  of
this  restriction;   no  Fund  will
purchase  investment  securities if
its     outstanding      borrowing,
including  repurchase  agree-ments,
exceeds  5% of  the  value  of  the
Fund's  total   assets.

EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment clarifies and modernizes the restriction on borrowing by treating borrowings for temporary or emergency purposes separately from other borrowings. Borrowing for emergency purposes may be necessary to address excessive or unanticipated liquidations of Fund shares that exceed available cash. To increase flexibility, reverse repurchase agreements would be allowable outside the context of borrowings implemented for temporary purposes, and would be subject to a limitation of 33 1/3% of a Fund's assets.


                                   PROPOSAL 8b
                      AMENDMENT TO EACH FUND'S FUNDAMENTAL
                  INVESTMENT RESTRICTION CONCERNING INVESTMENT
                      FOR THE PURPOSE OF EXERCISING CONTROL

With respect to each Fund except Vista Southeast Asia Fund, Vista Japan Fund and Vista European Fund:

CURRENT:                                 PROPOSED:
No Fund may purchase  securities of      NONFUNDAMENTAL RESTRICTION
any issuer if such purchase at the No Fund may, with respect to 50% time thereof would cause more than (75% with respect to Vista Bond
10% of the voting securities of Fund, Vista Short Term Bond Fund such issuer to be held by the Fund. and Vista Equity Income Fund) of its  assets,  hold more than 10% of
With  respect  to  Vista  Southeast      the outstanding  voting  securities
Asia  Fund,  Vista  Japan  Fund and      of an issuer.
Vista European Fund only:

CURRENT:
No Fund  may make  investments  for
the purpose of  exercising  control
or management.


EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment would clarify, for all Funds, that the Restriction involving a 10% limitation on investments in any issuer is a limitation based upon the outstanding voting securities of the issuer and would not be applicable outside the diversification requirements which are applicable only to 50% (75% with respect to Vista Bond Fund, Vista Short Term Bond Fund and Vista Equity Income Fund) of the Fund's assets. This restatement of the Restriction would clarify and help standardize the Restriction and provide additional flexibility for the investment of each Fund's assets. The reclassification as nonfundamental could enable the Funds to respond more quickly to changes in financial markets.

                                   PROPOSAL 8c
                 AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT
                   RESTRICTION CONCERNING THE MAKING OF LOANS


CURRENT:                                 PROPOSED:
The Funds are not permitted to make      FUNDAMENTAL RESTRICTION
loans to other persons, except (i) No Fund may make loans, except that through the lending of their each Fund may: (i) purchase and portfolio securities and provided hold debt instruments (including that any such loans not exceed 30% without limitation, bonds, notes, (20% in the case of the Bond Fund, debentures or other obligations and Short-Term Bond Fund and Equity certificates of deposit, bankers'
Fund)  of  a  Fund's  total  assets      acceptances    and    fixed    time
(taken at market value), (ii) deposits) in accordance with its through the use of repurchase investment objectives and policies; agreements or the purchase of (ii) enter into repurchase short-term obligations and provided agreements with respect to that not more than 10% of a Fund's portfolio securities; and (iii)
total  assets  will be  invested in      lend  portfolio  securities  with a
repurchase  agreements  maturing in      value not in excess of one-third of
more than seven  days,  or (iii) by      the value of its total assets.
purchasing,    subject    to    the
limitation    on    illiquid    and
restricted   securities   above,  a
portion   of  an   issue   of  debt
securities   of   types    commonly
distributed  privately to financial
institutions,  for  which  purposes
the    purchase    of    short-term
commercial paper or a portion of an
issue of debt securities  which are
part  of an  issue  to  the  public
shall not be considered  the making
of a  loan.



EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment is intended to clarify the basic limitation on securities lending, and would also exclude those transactions that current regulatory interpretations and policies allow. The investment adviser will not make loans of a Fund's portfolio securities (or enter into repurchase agreements) unless it receives collateral that is at least 102% of the value of the loan, including accrued interest. If the recipient of the loan (or the seller of the instrument to be repurchased) defaults and the value of the collateral securing the loan (or the repurchase agreement) declines, a Fund could incur a loss.

                                   PROPOSAL 8d
             RECLASSIFICATION OF EACH FUND'S FUNDAMENTAL INVESTMENT
            RESTRICTION CONCERNING PURCHASES OF SECURITIES ON MARGIN


CURRENT:                                PROPOSED:
-------                                 --------
No Fund may  purchase  any security     NONFUNDAMENTAL RESTRICTION
or evidence of interest therein on No Fund may make short sales of margin, except that such short-term securities, other than short sales credit as may be obtained as may be "against the box," or purchase
necessary   for  the  clearance  of     securities  on  margin  except  for
purchases  and sales of  securities     short-term  credits  necessary  for
and except that,  with respect to a     clearance        of       portfolio
Fund's   permissible   options  and     transactions,  provided  that  this
futures transactions, deposits of restriction will not be applied to initial and variation margin may be limit the use of options, futures made in connection with the contracts and related options, in purchase, ownership, holding or the manner otherwise permitted by sale of futures or options the investment restrictions,
positions.                              policies and investment  program of
                                        a Fund.



EXPLANATION OF THE PROPOSED CHANGE: The proposed change modernizes and clarifies the circumstances under which a Fund may make purchases on margin. The reclassification as nonfundamental could enable the Funds to respond more quickly to changes in financial markets.

                                   PROPOSAL 8e
           AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                     CONCERNING CONCENTRATION OF INVESTMENT


CURRENT:                                 PROPOSED:
-------                                  --------
No   Fund   may   concentrate   its      FUNDAMENTAL RESTRICTION
investments   in   any   particular      No Fund may purchase the securities
industry, but if it is deemed of any issuer (other than appropriate for the achievement of securities issued or guaranteed by a Fund's investment objective, up the U.S. government or any of its to 25% of its assets at market agencies or instrumentalities, or value at the time of each repurchase agreements secured investment, may be invested in any thereby) if, as a result, more than one industry, except that this 25% of the Fund's total assets restriction does not apply to U.S. would be invested in the securities Government securities (in addition, of companies whose principal so long as a single foreign business activities are in the same government or supra-national industry. Notwithstanding the organization is considered to be an foregoing, with respect to a Fund's "industry" for purposes of this 25% permissible futures and options limitation, each Fund will comply transactions, positions in options
therewith),  and except that,  with      and  futures  shall not be  subject
respect  to  a  Fund's  permissible      to this restriction.
futures and  options  transactions,
positions  in options  and  futures
shall  not  be   subject   to  this
restriction.

For  purposes of this  restriction,
industrial development bonds, where
the   payment  of   principal   and
interest     is    the     ultimate
responsibility  of companies within
the  same  industry,   are  grouped
together as an "industry".



EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment is intended to clarify the basic limitation on concentration of investment and would also exclude certain types of transactions and securities from the limitation as allowed by current regulatory policies and interpretations.

                                   PROPOSAL 8f
                 AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION CONCERNING COMMODITIES AND REAL ESTATE


CURRENT:                                 PROPOSED:
-------                                  --------
No Fund may  purchase  or sell real      FUNDAMENTAL RESTRICTION
estate (including limited No Fund may purchase or sell partnership interests but excluding physical commodities unless securities secured by real estate acquired as a result of ownership or interests therein), interests in of securities or other instruments oil, gas or mineral leases, but this shall not prevent a Fund commodities or commodity contracts from (i) purchasing or selling in the ordinary course of business, options and futures contracts or
other  than (i) with  respect  to a      from  investing  in  securities  or
Fund's   permissible   futures  and      other    instruments    backed   by
options transactions, or (ii) with physical commodities or (ii) respect to Equity Fund Growth and engaging in forward purchases or
Income Fund,  Capital  Growth Fund,      sales  of  foreign   currencies  or
Global     Fixed    Income    Fund,      securities.
International Equity Fund and Small
Cap  Equity   Fund  only,   forward      FUNDAMENTAL  RESTRICTION
purchases and sales of foreign No Fund may purchase or sell real currencies or securities (each Fund estate unless acquired as a result reserves the freedom of action to of ownership of estate acquired as
hold  and  to  sell   real   estate      a  result  of  its   ownership   of
acquired   as  a   result   of  its      securities  or  other   instruments
ownership of securities).                (but this  shall  securities).  not
                                         prevent  a Fund from  investing  in
                                         securities  or  other   instruments
                                         backed by real estate or securities
                                         of  companies  engaged  in the real
                                         estate business).  Investments by a
                                         Fund  in   securities   backed   by
                                         mortgages  on  real  estate  or  in
                                         marketable  securities of companies
                                         engaged in such  activities are not
                                         hereby precluded.

                                         NONFUNDAMENTAL
                                         RESTRICTION

                                         No  Fund  may   purchase   or  sell
                                         interests  in oil,  gas or  mineral
                                         leases.



EXPLANATION OF THE PROPOSED CHANGES: The proposed changes modernize and clarify the application of the Restrictions pertaining to commodities and real estate, and to a large extent would standardize the Restrictions applicable to each of the respective Funds.

                                   PROPOSAL 8g
                      AMENDMENT OF EACH FUND'S FUNDAMENTAL
                  INVESTMENT RESTRICTION REGARDING INVESTMENTS
                      IN RESTRICTED AND ILLIQUID SECURITIES


Current:                                PROPOSED:
No  Fund  may  knowingly  invest  in    NONFUNDAMENTAL RESTRICTION
securities   which  are  subject  to    No Fund may invest  more than 15% of
legal or contractual restrictions on    its   net    assets   in    illiquid
resale  (including  securities  that    securities.
are not readily marketable,  but not
including   repurchase    agreements
maturing  in  not  more  than  seven
days) if, as a result thereof,  more
than 10% (15% with  respect to Small
Cap Equity Fund and  Balanced  Fund)
of the Fund's total assets (taken at
market  value)  would be so invested
(including   repurchase   agreements
maturing  in more than seven  days).
This  limitation  may be  subject to
additional  restrictions  imposed by
jurisdictions  in which  the  Fund's
shares   are    offered   for   sale
(currently 10%).


EXPLANATION OF THE PROPOSED CHANGES: Illiquid securities are securities that are not readily marketable or cannot be disposed of within seven days and in the usual course of business at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Adviser or Sub-Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors in accordance with procedures approved or adopted by the Board of Trustees.

         The proposed change would standardize, among all Funds, the applicable investment restriction, and would remove from all of the descriptions certain interpretations of what may constitute illiquid securities. By doing this, each Fund would be subject to the same current interpretations, from time to time, of what constitutes an illiquid security, under SEC releases and other relevant authority. The defundamentalization of this restriction would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for investments in illiquid securities changes at some time in the future. This limitation may be subject to additional restrictions imposed by jurisdictions in which a Fund's shares are offered for sale.

                                   PROPOSAL 8h
                   RECLASSIFICATION OF EACH FUND'S FUNDAMENTAL
                    RESTRICTION CONCERNING THE USE OF OPTIONS


Current:                                PROPOSED:
-------                                  --------
With  respect  to each  fund  except    NONFUNDAMENTAL RESTRICTION
International Equity Fund, Global No Fund may write, purchase or sell Fixed Income Fund, Southeast Asian any put or call option or any Fund, Japan Fund and European Fund, combination thereof, provided that no Fund may write, purchase or sell this shall not prevent (i) with any put or call option or any respect to the Growth and Income combination thereof, provided that Fund and the Capital Growth Fund
this  shall  not  prevent  (i)  with    only,   the   purchase,   ownership,
respect to Growth  and  Income  Fund    holding  or sale of  warrants  where
Capital Growth Fund, Equity Fund, the grantor of the warrants is the Equity Income Fund and Small Cap issuer of the underlying securities, Equity only, the purchase, (ii) with respect to all of the ownership, holding or sale of Funds, the writing, purchasing or
warrants  where the  grantor  of the    selling    of    puts,    calls   or
warrants is the issuer of the combinations thereof with respect to underlying securities, (ii) with portfolio securities or (iii) with respect to all of the Funds, the respect to a Fund's permissible writing, purchasing or selling of futures and options transactions, puts, calls or combinations thereof the writing, purchasing, ownership, with respect to U.S. government holding or selling of futures and securities (or all securities in options positions or of puts, calls which the Small Cap Equity Fund may or combinations thereof with respect
invest) or (iii)  with  respect to a    to futures.
Fund's   permissible   futures   and
options  transactions,  the writing,
purchasing,  ownership,  holding  or
selling  of  futures   and   options
positions  or  of  puts,   calls  or
combinations thereof with respect to
futures.


EXPLANATION OF THE PROPOSED CHANGE: The proposed reclassification of this Restriction as nonfundamental would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for such investments changes at some time in the future. The terms of this Restriction are consistent with general restrictions, including limitations on liquidity and portfolio diversification. Therefore, no foreseeable impact on the Funds is anticipated by the proposed reclassification.

                                   PROPOSAL 8i
                      AMENDMENT TO EACH FUND'S FUNDAMENTAL
                        INVESTMENT RESTRICTION CONCERNING
                                SENIOR SECURITIES


Current:                                PROPOSED:
-------                                 --------
No  Fund  may   issue   any   senior    FUNDAMENTAL RESTRICTION
security (as that term is defined in    No  Fund  may   issue   any   senior
the 1940  Act) if such  issuance  is    security  (as  defined  in the  1940
specifically  prohibited by the 1940    Act),  except  that  (a) a Fund  may
Act or  the  rules  and  regulations    engage  in  transactions   that  may
promulgated thereunder, provided result in the issuance of senior that collateral arrangements with securities to the extent permitted respect to a Fund's permissible under applicable regulations and options and futures transactions, interpretations of the 1940 Act or including deposits of initial and an exemptive order; (b) a Fund may variation margin, are not considered acquire other securities, the to be the issuance of a senior acquisition of which may result in
security   for   purposes   of  this    the  issuance of a senior  security,
restriction.                            to  the   extent   permitted   under
                                        applicable       regulations      or
                                        interpretations of the 1940 Act; (c)
                                        subject  to  the   restrictions  set
                                        forth below, a Fund may borrow money
                                        as  authorized  by the 1940 Act. For
                                        purposes   of   this    restriction,
                                        collateral arrangements with respect
                                        to a Fund's permissible  options and
                                        futures   transactions,    including
                                        deposits  of initial  and  variation
                                        margin, are not considered to be the
                                        issuance of a senior security.


EXPLANATION OF PROPOSED CHANGE: Under the 1940 Act, an open-end investment company (such as the Trust) cannot issue senior securities except under certain very limited conditions. The proposed amendment clarifies and modernizes the language concerning senior securities to conform to provisions of the 1940 Act. It is proposed that this restriction exclude those transactions which are allowed by current regulatory interpretations and policies, and which are consistent with current investment marketplace practices. Therefore, the proposed fundamental restrictions will allow, for example, the following investments even though they may result in the issuance of senior securities:
The Funds could,  to the extent  permitted by applicable law or exemptive  order
(a) enter into commitments, including reverse repurchase agreements and delayed delivery and when-issued securities; (b) engage in transactions that may result in the issuance of a senior security; (c) engage in short sales of securities;
(d) purchase and sell futures contracts and related options; (e) borrow money; and (f) issue multiple classes of securities in each case subject to any other applicable restrictions.

                                   PROPOSAL 8j
                 AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT
                 RESTRICTION REGARDING SHORT SALES OF SECURITIES



CURRENT:                                PROPOSED:
No Fund  may  make  short  sales  of    It is proposed that this restriction
securities   or   maintain  a  short    be   eliminated,   as  it  has  been
position;   except  that  all  Funds    combined   with   a   nonfundamental
other  than  the  Small  Cap  Equity    restriction  concerning purchases of
Fund,  the Bond Fund, the Short-Term    securities on margin.  (See Proposal
Bond  Fund and the  Equity  Fund may    8d above.)
only  make  such   short   sales  of
securities   or   maintain  a  short
position if when a short position is
open the Fund  owns an equal  amount
of  such  securities  or  securities
convertible  into  or  exchangeable,
without   payment  of  any   further
consideration, for securities of the
same  issue as,  and equal in amount
to, the securities  sold short,  and
not more than 10% of the  Fund's net
assets  (taken at  market  value) is
held as collateral for such sales at
any  one  time  (it is  the  present
intention of management to make such
sales   only  for  the   purpose  of
deferring  realization  of  gain  or
loss   for   federal    income   tax
purposes;  such  sales  would not be
made  of   securities   subject   to
outstanding options).


EXPLANATION OF THE PROPOSED CHANGE: The proposed change modernizes and clarifies the circumstances under which a Fund may make short sales of securities. The reclassification as nonfundamental could enable the Funds to respond more quickly to changes in financial markets.


                                   PROPOSAL 8k
          APPROVAL OR DISAPPROVAL OF A MODIFICATION OF THE FUNDAMENTAL
           INVESTMENT POLICY OF THE VISTA U.S. GOVERNMENT INCOME FUND
           REGARDING PERMISSIBLE INVESTMENTS IN GOVERNMENT SECURITIES


Proposal 8k relates to the Vista U.S. Government Income Fund only:

At a meeting of the Board of Trustees of the Trust held on December 14, 1995, the Trustees, including each of the Disinterested Trustees, considered and unanimously approved the proposals of the Adviser to eliminate, subject to shareholder approval, the fundamental investment policy of the U.S. Government Income Fund pertaining to permissible investment in U.S. Government Securities and replace it with a modified, nonfundamental investment policy. Contingent upon
shareholder   approval  of  this  proposal,   the  Trustees  have  approved  the
modification of the Fund's investment objective to reflect the modified investment policy.

CURRENT FUNDAMENTAL INVESTMENT POLICY. A current fundamental investment policy of the Vista U.S. Government Income Fund provides that:

          all of its assets will be invested in obligations that are backed by the full faith and credit of the Vista U.S. government or in repurchase agreements fully collateralized by U.S. government obligations, except that up to 5% of the Fund's assets may be invested in futures contracts (and related options thereon) based on U.S. government obligations, including any index of government obligations that may be available for trading.

This investment policy is fundamental, which means that it cannot be changed without the approval of a majority of the outstanding voting securities of the Vista U.S. Government Income Fund, as defined in the 1940 Act.

PROPOSED NONFUNDAMENTAL INVESTMENT POLICY. It is proposed that the Vista U.S. Government Income Fund replace change the above fundamental investment policy to the following nonfundamental policy:

          Under normal circumstances, the U.S. Government Income Fund will invest all of its assets in obligations of the U.S. Government or in repurchase agreements fully collateralized by U.S. government obligations, except that up to 5% of the Fund's assets may be invested in futures contracts (and related options thereon) based on U.S. government obligations, including any index of government obligations that may be available for trading.

Thus, under the proposed amendment, the U.S. Government Income Fund would no longer be required to invest primarily in debt obligations that are backed by the "full faith and credit" of the U.S. government, unless shareholders do not approve the proposal.

REASONS FOR THE PROPOSAL. The proposed changes are intended to increase the flexibility available in managing the Vista U.S. Government Income Fund as well as to maximize the ability to be responsive to market conditions, so that higher yields may be obtained without undue risks. The defundamentalization of this policy would avoid the delay and expense of a shareholder vote in the event of the need to modify the Fund's permissible investments in government securities at some time in the future.

The Vista U.S. Government Income Fund's current fundamental investment policy requires the Vista U.S. Government Income Fund to invest 100% of its assets in obligations that are backed by the full faith and credit of the Vista U.S. government or in repurchase agreements fully collateralized by U.S. government obligations, except that up to 5% of the U.S. Government Income Fund's assets may be invested in futures contracts (and related options thereon) based on U.S. government obligations, including any index of government obligations that may be available for trading.

The Adviser believes that this fundamental policy, which requires the Vista U.S. Government Income Fund to invest 100% in obligations that are backed by the full faith and credit of the U.S. government, may limit the ability of the Vista U.S. Government Income Fund to invest in other appropriate securities that provide, in its judgment, a reasonable return consistent with reasonable risk. The proposed investment objective would require the Vista U.S. Government Income Fund to invest primarily in U.S. Government obligations, obligations issued or guaranteed by U.S. government agencies or instrumentalities if such obligations are backed by the "full faith and credit" of the U.S. Government, and securities issued or guaranteed as to principal and interest by the U.S. government or by agencies or instrumentalities thereof. By requiring that at least 65% of the U.S. Government Income Fund's assets be invested in U.S. Government obligations, obligations issued or guaranteed by U.S. government agencies or instrumentalities if such obligations are backed by the "full faith and credit" of the U.S. Government, and securities issued or guaranteed as to principal and interest by the U.S. government or by agencies or instrumentalities thereof rather than U.S. Government obligations, the range of available investments would be increased, and the Adviser believes that the U.S. Government Income Fund could respond to changing market conditions and obtain higher yields without unreasonable risk. Similarly, the Adviser believes that the proposed nonfundamental investment policy requiring the Vista U.S. Government Income Fund to invest at least 65% of its assets in U.S. Government obligations, obligations issued or guaranteed by U.S. government agencies or instrumentalities and securities issued or guaranteed as to principal and interest by the U.S. government or by agencies or instrumentalities thereof would also provide added flexibility without unreasonable risk, by permitting the Vista U.S. Government Income Fund's principal investments to be in a wider range of debt obligations.

For the reasons indicated above, the Adviser believes that these changes will provide added flexibility, will allow the Vista U.S. Government Income Fund to take advantage of additional investment opportunities without undue risk, and are in the best interests of the Vista U.S. Government Income Fund and its shareholders. However, market conditions change and there can be no assurance that adoption of the proposals will result in the U.S. Government Income Fund's realizing yields higher than it currently realizes.

Accordingly, based on the recommendation of the Adviser, the Trustees of the Trust, including all of the Disinterested Trustees, unanimously approved the foregoing changes to the Vista U.S. Government Income Fund's fundamental investment policy, subject to the approval of the Vista U.S. Government Income Fund's shareholders.

INTRODUCTION TO PROPOSALS 8l-t:
Proposals 8l-t are applicable to VISTA SOUTHEAST ASIA FUND, VISTA JAPAN FUND AND VISTA EUROPEAN FUND ONLY.


                                   PROPOSAL 8l
                 APPROVAL OR DISAPPROVAL OF A RECLASSIFICATION,
                  AS NONFUNDAMENTAL, OF EACH FUND'S FUNDAMENTAL
                 INVESTMENT RESTRICTION CONCERNING INVESTMENT IN
                           OTHER INVESTMENT COMPANIES


CURRENT:                                PROPOSAL:
Except as may be permitted under the    NONFUNDAMENTAL  RESTRICTION
relevant regulatory authority, no Each Fund may invest up to 5% of its Fund may invest more than 10% of its total assets in the securities of net assets in other investment any one investment company, but may
companies or trusts,  provided  that    not   own   more   than  3%  of  the
as to such 10% of net assets:           securities  of  any  one  investment
                                        company  or invest  more than 10% of
     (i) the  investment  policy  of    its total  assets in the  securities
such other  investment  companies or    of other investment companies.
trusts is not, in the opinion of the
Trustee,  contrary  to  that  of the
Fund; and

     (ii) to the  extent  such other
investment  companies  or trusts are
promoted   or  sold  or  managed  or
advised   by  the   Adviser   or  an
affiliate     of    the     Adviser,
duplication  of  placing or sales or
redemption charges and management or
advisory fees shall be avoided


EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment to restate this policy and reclassify it as nonfundamental would modernize and clarify the restriction on investments in other investment companies by giving the Funds the broadest possible freedom to make such investments consistent with the provisions of the 1940 Act.

                                   PROPOSAL 8m
                  APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF
                 EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                     CONCERNING THE MORTGAGING, PLEDGING OR
                 HYPOTHECATION OF A FUND'S PORTFOLIO SECURITIES


CURRENT:                                PROPOSED:
No  Fund   may   mortgage,   pledge,    It is proposed that this restriction
hypothecate   or   in   any   manner    be eliminated.
transfer     as     security     for
indebtedness,  any securities  owned
or held by the  Fund,  except as may
be  necessary  in  connection   with
borrowings   mentioned   in  item  8
above,  and  then  such  mortgaging,
pledging  or  hypothecating  may not
exceed 10% of the  Fund's  total net
assets.


EXPLANATION OF THE PROPOSED CHANGE: The Funds have no current intention of mortgaging, pledging or hypothecating their securities, except as may be necessary in connection with borrowing. In the event that at some point in time a Fund has an intention of mortgaging, pledging or hypothecating its assets, the Fund's Prospectus and Statement of Additional Information will be revised accordingly. The proposed elimination of this fundamental Restriction would give the Funds additional flexibility in taking, or adding to, certain investment positions.



                                   PROPOSAL 8n
                   APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO
                 EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                       CONCERNING UNDERWRITING SECURITIES


CURRENT:                                PROPOSED:
No Fund may underwrite securities of    No Fund  may  underwrite  securities
other issuers.                          issued  by  other   persons   except
                                        insofar as the Fund may  technically
                                        be deemed an  underwriter  under the
                                        Securities  Act of 1933 in selling a
                                        portfolio security.


EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment is intended to clarify the basic limitation on underwriting securities, and would also include those transactions that current regulatory interpretations and policies allow.

                                   PROPOSAL 8o
                APPROVAL OR DISAPPROVAL OF A RECLASSIFICATION, AS
                NONFUNDAMENTAL OF A FUNDAMENTAL INVESTMENT POLICY
              CONCERNING SECURITIES OF THE GOVERNMENT OF ANY MEMBER
               STATE OF THE ORGANIZATION FOR ECONOMIC COOPERATION
                        AND DEVELOPMENT ("OECD COUNTRY")


CURRENT:                                PROPOSED:
The above  restrictions do not apply    It is proposed that this restriction
to the following  investments ("OECD    be reclassified as nonfundamental.
investments"):

     (a) any  security  issued by or
the   payment   of   principal   and
interest on which is  guaranteed  by
the  government  of any member state
of the OECD country;

     (b) any fixed  security  issued
in any OECD country by any public or
local   authority  or   nationalized
industry or  undertaking of any OECD
country or  anywhere in the world by
the    International     Bank    for
Reconstruction    and   Development,
European   Investment   Bank,  Asian
Development  Bank or any body  which
is,  in the  Trustee's  opinion,  of
similar standing.

     However,  no investment  may be
made in any OECD  investment  of any
one  issue if that  would  result in
the value of the  Fund's  holding of
that issue  exceeding 30% of the net
asset  value of the Fund and, if the
Fund's  portfolio  consists  only of
OECD    investments,    those   OECD
investments shall be of at least six
different issues.


EXPLANATION OF THE PROPOSED CHANGE: The reclassification as nonfundamental could enable the Funds to respond more quickly to changes in financial markets.

                                   PROPOSAL 8p
                   APPROVAL OR DISAPPROVAL OF THE ELIMINATION
                     OF A FUNDAMENTAL INVESTMENT RESTRICTION
                    WITH RESPECT TO PHYSICAL COMMODITIES AND
                                FUTURES CONTRACTS


CURRENT:                                PROPOSED:
The value of the Fund's  holdings of    It is proposed that this restriction
physical   commodities    (including    be  eliminated  as  these  types  of
precious metals),  futures contracts    instruments  are  addressed in other
(other  than   financial   contracts    investment    restrictions.
entered into for hedging  purposes),    (See Proposals 8f and 8h.)
options on  commodities  and futures
contracts    and     commodity-based
investments  (other  than  shares of
companies   engaged  in   producing,
processing     or     trading     in
commodities)  may not  exceed 20% of
the  total  net  asset  value of the
Fund.


EXPLANATION OF PROPOSED CHANGE: The Funds' investments in physical commodities and futures contracts have been addressed in other restrictions.

                                   PROPOSAL 8q
                 APPROVAL OR DISAPPROVAL OF A RECLASSIFICATION,
                  AS NONFUNDAMENTAL, OF EACH FUND'S FUNDAMENTAL
                  INVESTMENT RESTRICTION CONCERNING SECURITIES
                          TRANSACTIONS WITH AFFILIATES

CURRENT:                                PROPOSED:
No Fund may sell,  purchase  or loan    It is proposed that this restriction
securities  (excluding Shares in the    be reclassified as nonfundamental.
Fund) or grant or  receive a loan or
loans  to  or  from   the   Adviser,
corporate and domiciliary  agent, or
paying agent,  the  distributors and
the  authorized  agents  or  any  of
their    directors,    officers   or
employees  or  any  of  their  major
shareholders  (meaning a shareholder
who holds,  in his own or other name
(as well as a nominee's name),  more
than  10% of the  total  issued  and
outstanding  shares of stock of such
company) acting as principal, or for
their  own   account,   unless   the
transaction is made within the other
restrictions  set  forth  above  and
either:

     (i) at a  price  determined  by
current      publicly      available
quotations, or

     (ii) at  competitive  prices or
interest rates  prevailing from time
to    time    on     internationally
recognized   securities  markets  or
internationally   recognized   money
markets.


EXPLANATION OF THE PROPOSED CHANGE: The reclassification as nonfundamental could allow the Funds to respond more quickly to changes in financial markets.

                                   PROPOSAL 8r
                 APPROVAL OR DISAPPROVAL OF A RECLASSIFICATION,
                  AS NONFUNDAMENTAL, OF EACH FUND'S FUNDAMENTAL
                  INVESTMENT RESTRICTION CONCERNING SECURITIES
                        IN WHICH AFFILIATES HAVE INVESTED


CURRENT:                                PROPOSED:
No Fund may invest in a security  of    NONFUNDAMENTAL  RESTRICTIONS
any class in any company or body if Purchase or retain securities of any any director or officer of the issuer if the Trustees of the Adviser owns more than 0.5% of the Company or the officers or directors total nominal amount of all the of the Adviser owning beneficially issued securities of that class or more than one-half of 1% of the if the directors and officers of the securities of such issuer together Adviser collectively own more than own beneficially more than 5% of
5% of those securities.                 such securities.


EXPLANATION OF THE PROPOSED CHANGE: The proposed reclassification of this restriction as nonfundamental would give the Funds additional flexibility and remove an impediment which would be detrimental to the Funds' ability to take advantage of certain investments in which certain affiliated persons may have invested, to the extent that the investment would not otherwise be prohibited by applicable provisions of the 1940 Act.


                                   PROPOSAL 8s
                 APPROVAL OR DISAPPROVAL OF A RECLASSIFICATION,
                  AS NONFUNDAMENTAL, OF EACH FUND'S FUNDAMENTAL
                  INVESTMENT RESTRICTION CONCERNING INVESTMENT
                 IN ASSETS THAT INVOLVE ASSUMPTION OF LIABILITY


CURRENT:                                PROPOSED:
No Fund may make any  investment  in    It is proposed that this restriction
assets that  involve  assumption  of    be reclassified as nonfundamental.
any liability that is unlimited,  or
acquire any investments that are for
the time  being  nil paid or  partly
paid,  unless according to the terms
of the issue  thereof any call to be
made  thereon  could  be met in full
out of cash by the Fund's portfolio.


EXPLANATION OF THE PROPOSED CHANGE: The proposed reclassification of this restriction as nonfundamental could enable the Funds to respond more quickly to changes in financial markets.

INTRODUCTION TO PROPOSAL 8t:

Proposal 8t applied to each fund except Vista Growth and Income Fund, Vista Capital Growth Fund, Vista Global Fixed Income Fund and Vista International Equity Fund.

                                   PROPOSAL 8t
                    APPROVAL OF A NEW FUNDAMENTAL INVESTMENT
                             POLICY PERMITTING EACH
                 FUND TO INVEST ALL OR A PART OF ITS INVESTEMENT
                      ASSETS IN ANOTHER INVESTMENT COMPANY


Introduction:  Master/Feeder Fund Structure

At a meeting held on December 14, 1995, the Board considered and approved, subject to shareholder approval, the adoption of a new fundamental investment policy with respect to each Fund which would allow each Fund to convert to a Master/Feeder Structure. The Master/Feeder Fund Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having the same investment objective, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately, achieving certain economies of scale. For example, a fund offering its shares at net asset value (not subject to a sales charge) might pool its investments with another fund having the same investment objective and policies that offers its shares subject to a front-end or contingent deferred sales charge.

Under the Master/Feeder Fund Structure, a Fund will have the ability to invest all or a part of its investment assets in another investment company (the "Master Portfolio") having substantially the same investment objectives and policies as the Fund in exchange for shares of beneficial interest in the Master Portfolio. This means that the only investment securities that will be held by a Fund will be the Fund's interest in the Master Portfolio. Each Master Portfolio will be a series of an investment company ("Master Trust"), as each Fund is a series of the Trust.

Conversion to a Master/Feeder Fund Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in a Fund. In this event, additional assets may allow for operating expenses to be spread over a larger asset base. In addition, a Master/Feeder Fund Structure may serve as an alternative for large, institutional investors in a Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of a Fund's current operational structure. Conversion to a Master/Feeder Fund Structure may allow a Fund to stabilize its expenses and achieve certain operational efficiencies. No assurance can be given, however, that the Master/Feeder Fund Structure will result in a Fund stabilizing its expenses or achieving greater operational efficiencies.

NEW INVESTMENT POLICY

The Board has approved with respect to each Fund, subject to shareholder approval, the adoption of a new fundamental investment policy that would permit a Fund to convert to the Master/Feeder Fund Structure by investing all or a part of its assets in another appropriate investment fund. As discussed above under "Introduction: Master/Feeder Fund Structure," the purpose of this Proposal is to allow a Fund to enhance its flexibility and permit it to take advantage of potential efficiencies available through investment of all or a part of its assets in another investment company. At present, certain of the fundamental investment restrictions of each Fund, such as those limiting investment in a single issuer or concentration in an industry, may prevent it from investing all or a part of its assets in another registered investment company. The Board proposes that these restrictions be modified by adding the following fundamental investment policy:

         Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by holding, as its only investment securities, the securities of another investment company having substantially the same investment objective and policies as the Fund.

A Fund's methods of operation and shareholder services would not be materially affected by its investment in a corresponding Master Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If a Fund invested all of its assets in a Master Portfolio, it would hold only investment securities issued by the Master Portfolio; the Master Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw a Fund's investment from its corresponding Master Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

In approving the Proposal authorizing the investment of the assets of each Fund in corresponding Master Portfolios, the Board determined that (i) such investment policy is in the best interests of each Fund and its shareholders; and (ii) the interests of existing shareholders of each Fund will not be diluted as a result of effecting any such transaction. The Board considered, among other things, the possible operational efficiencies offered by the structure. The Board believes that investment in a Master

Portfolio will not materially increase costs to a Fund's shareholders.

ADDITIONAL INFORMATION REGARDING EACH MASTER PORTFOLIO

Each Master Portfolio will be a series of a Master Trust which, like the Trust, will be an open-end management investment company under the 1940 Act. It is expected that the Master Trust will be organized as a Massachussets business trust and will have one series to correspond to each series of the Trust that converts to the Master/Feeder Fund Structure. The investment objective and policies of each Master Portfolio will be substantially the same as those of the corresponding Fund; in seeking to achieve the same objective as the Fund, the Master Portfolio will invest in the same type of securities and engage in the same transactions permitted by the investment policies and restrictions of the corresponding Fund.

The Adviser, or its successor in the Bank Merger will be the investment adviser of each Fund's corresponding Master Portfolio. See Proposal ________ . Entities or their successors in the Bank Merger that currently perform services with respect to each Fund, such as administrative, custodial, will perform substantially similar services for each Master Portfolio.

Each Master Portfolio will calculate its net asset value at the same time, on the same days, and pursuant to same method as its corresponding Fund calculates its net asset value. Investors in each Master Portfolio will have no preemptive rights and no conversion rights. Each Master Portfolio normally will not hold meetings of investors except as required under the 1940 Act. As an investor in the Master Portfolio, the Fund will be entitled to vote in proportion to its relative interest in the Master Portfolio. As to any issue on which Fund shareholders vote, the Fund will vote its interest in the Master Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Master Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all Master Portfolio shareholders. Investors holding at least a 10% interest in each Master Portfolio will be able to call a meeting of shareholders for certain purposes affecting only the Master Portfolio, and shareholders holding at least a 10% interest in the Master Trust will be able to call a meeting to remove any Trustee. A Trustee may be removed upon the vote of the holders of interest qualified to vote representing of the value of the Master Trust.

Changing a fundamental policy of a Master Portfolio will require approval of the holders of a majority of interests in the Master Portfolio. The Board of Trustees of the Master Trust will have the ability to change nonfundamental policies without prior interestholder approval.

In addition to a vote to remove a Trustee or change a fundamental policy, examples of matters that will require approval of shareholders of the Master Trust include, subject to applicable statutory and regulatory requirements: the election of Trustees; approval of an investment advisory contract; certain amendments to the Trust Instrument of the Master Trust; a merger, consolidation or sale of substantially all of a Master Portfolio's assets; or any additional matters required or authorized by the Trust Instrument of the Master Trust or any registration statement of the Master Trust, or as the Trustees may consider desirable.

Generally, a Fund will hold a meeting of its shareholders to obtain instructions on how to vote its interest in the Master Portfolio when the Master Portfolio is conducting a meeting of its shareholders. However, subject to applicable statutory and regulatory requirements, the Fund will not seek instructions from its shareholders with respect to (i) any proposal relating to the Master Portfolio which, if made with respect to the Fund, would not require the vote of Fund shareholders, or (ii) any proposal relating to the Master Portfolio that is identical to a proposal previously approved by the Fund's shareholders.

As a Massachusetts business trust, the Master Trust's operations will be governed by its Trust Instrument, and applicable Massachusetts law. The operations of the Master Trust and the Master Portfolios, like those of the Trust and the Funds, will be subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder and applicable state securities laws.

TRUSTEES AND OFFICERS OF THE MASTER TRUST

The initial interestholders of the Master Trust are expected to elect as Trustees of the Master Trust, the individuals serving as members of the Board of Trustees of the Trust. See Proposal ____. Subject to the provisions of its Trust Instrument, the business of the Master Trust will be supervised by its Trustees, who will serve indefinite terms and who will have all powers necessary or convenient to carry out their responsibilities. A majority of Trustees then in office generally would be able to appoint successor Trustees and fill vacancies, provided that at least a majority of the Trustees has been elected by shareholders. The Trustees of the Master Trust will elect officers of the Master Trust whom they deem appropriate.

TAX CONSEQUENCES OF INVESTMENT IN A MASTER PORTFOLIO

The Trust will receive an opinion from its tax counsel, on or prior to the date of a Fund's conversion to the Master/Feeder Fund Structure, that the Fund's investment of all of its assets in a Master Portfolio will not have tax effects with regard to the Fund, the Trust and the Fund's shareholders. While no ruling has been requested from the Internal Revenue Service ("IRS") concerning the foregoing, and the IRS is not bound by the opinion of counsel, the Board believes that an opinion of counsel provides sufficient authority on the tax effects of a Fund's investment in a corresponding Master Portfolio, in view of the nature and complexity of such investment.

It is intended that each Fund will continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of Federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders. Neither the Fund nor the Master Portfolio is expected to be required to pay any Federal income or excise taxes. Distributions from a Fund, except for distributions from a Fund designated as long-term capital gain distributions, will continue to be taxable to its shareholders as ordinary income, whether received in cash or reinvested in Fund shares.

EVALUATION BY THE BOARD

After considering the matters in Proposal __ at a meeting held on December 14, 1995, the Board determined to seek shareholder authorization of the actions necessary for each Fund to have the ability to convert to the Master/Feeder Fund Structure. Management of the Trust presented to the Board the potential benefits, along with the costs and potential risks, of each Fund converting to this structure. In this regard the Board considered the following.

[Management of the Trust presented information relating to redemptions in the mutual fund industry generally and the likelihood that institutional investors of a Fund, who may represent a significant share of the Fund's net assets, may redeem to form independent investment vehicles with different distribution channels or shareholder-related services than the Fund. Management pointed out that, unless a Fund's operational structure is attractive to investors with different servicing needs, a Fund may suffer net redemptions, to the detriment of its shareholders. Management then presented information concerning steps which some mutual funds have taken to avoid the erosion of assets under management while developing a competitive advantage in the mutual funds marketplace. A Master/Feeder Fund Structure is designed to attract new assets to a Fund's overall fund structure.

Management also believes that the retention of assets would assist a Fund in its efforts to keep operational costs from rising significantly. In addition, in the view of management, a larger asset base may allow the purchase of individual investment securities in larger amounts, which may reduce certain transactional and custodial expenses.

Certain of these benefits would likely arise only if the respective Master Portfolio were to grow through investments in the Master Portfolio by investors other than the Fund. There is no assurance that, even if other investors invest in a Master Portfolio, expense savings or other benefits will be realized. In addition, the Board recognized that the Adviser or the successor entity thereto, may benefit through increased economies of scale in the event that assets rise, without a corresponding benefit to Fund shareholders. In particular, conversion to a Master/Feeder Fund Structure may enable the Adviser or the successor entity thereto to increase assets under management through attraction and development of new investment vehicles with less risk than would be possible without this structure. As a result, the Adviser or the successor entity thereto could earn fees with less risk of limited success than is typical in the early, developmental years of an investment vehicle, since new investors in the Master Portfolio will be presented with the ability to pool their assets in an established vehicle.

The Board also considered, among other things, (i) the costs of the proposed change in fund structure, (ii) other options to the proposed change, and (iii) the tax-free nature of the proposed change.]

Based on the foregoing, the Board, including a majority of the Independent Trustees, determined that it would be in the best interests of the Funds and their shareholders for shareholders to authorize those actions necessary for each Fund to have the ability to convert to a Master/Feeder Fund Structure. Even if this Proposal is approved by shareholders of a Fund, the Board will retain the right to delay or not to proceed with a conversion with respect to a Fund if for any reason it would not be in the best interests of shareholders of that Fund.

ADDITIONAL INFORMATION REGARDING PROPOSALS 8a-t

Unless otherwise noted, whenever an amended or restated investment policy or limitation states a maximum percentage of a Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act) or illiquid securities. Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Funds's investment policies and limitations. If any of Proposals 8a-v are not approved by shareholders, the current Restriction will remain unchanged.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Each of the above proposals to change a Fund's restriction requires the approval of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Class A shares of such Funds or (2) 67% or more of the Class A shares of such Fund present at the meeting if more than 50% of the outstanding Class A shares of such Fund are represented at the meeting in person or by proxy.


                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSALS

In addition, for shareholders of all Funds, to transact such other business as may properly come before the meeting or any adjournment thereof.


OTHER INFORMATION

The Fund's present Sub-Administrator is Vista Broker Dealer Services, Inc. ("VBDS"), a wholly-owned subsidiary of BISYS Funds Services, Inc. See "Administrator" under Proposal 1. The following are officers of the Trust who may be deemed to have an interest in VBDS by virtue of their status as employees and/or executive officers of VBDS:



                           Position With                     Officer of the
 NAME                        the Trust          Age            Trust Since

Ann Bergin ...............   Secretary           35               1995

Martin R. Dean ...........   Treasurer           31                1995



SUBSTANTIAL SHAREHOLDERS. As of the Record Date, the Trust believed that the following persons beneficially owned more than 5% of the Funds:

[TO COME]

Voting Information and Discretion of the Persons Named as Proxies. While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

         Submission of Proposals for the Next Annual Meeting of the Trust. Under the Trust's Declaration of Trust and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Trustees have been elected by shareholders). Therefore, the Trust does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Trust at 125 West 55th Street, New York, New York 10019, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

February 5, 1996
                                     BY ORDER OF THE BOARD OF
                                     TRUSTEES OF MUTUAL FUND GROUP


                                     Ann Bergin,
                                     Secretary

                                    EXHIBIT a

                      INTERIM INVESTMENT ADVISORY AGREEMENT

                                     FORM OF
                          INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made this day of , by and between MUTUAL FUND ________ (the "Trust") on behalf of the series of the Trust (the "Fund") and THE CHASE MANHATTAN BANK, a New York State chartered banking corporation (the "Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, the Trust and the Adviser desire to enter into an agreement to provide advisory services for the Fund on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

          1. Appointment. The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

          2. Duties and Obligations of the Adviser With Respect to Investments of Assets of the Fund.

               (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

                    (i) supervise  continuously  the  investment  program of the
               Fund and the composition of its portfolio;

                    (ii) determine what securities shall be purchased or sold by the Fund; and

                    (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund.

               (b) Any investment program furnished by the Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by:

                    (i)  the   provisions  of  the  Act  and  of  any  rules  or
               regulations in force thereunder;

                    (ii) any other  applicable  provisions  of state and federal law;

                    (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as amended from time to time;

                    (iv) any policies and determinations of the Board of Trustees of the Trust; and

                    (v) the  fundamental  policies of the Fund,  as reflected in its Registration Statement under the Act, as amended from time to time.

               (c) In making recommendations for the Fund, Trust Division personnel of the Adviser will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the Commercial Division of the Adviser. In dealing with commercial customers, the Commercial Division will not inquire or take into consideration whether securities of those customers are held by the Fund.

               (d) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any loss sustained by the Fund in connection with the matters to which this Agreement relates, including specifically but not limited to, the calculation of net asset value and the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

               (e) Nothing in this Agreement shall prevent the Adviser or any affiliated person (as defined in the Act) of the Adviser from acting as investment adviser or manager for any other person, firm or corporation (including other investment companies) and shall not in any way limit or restrict the Adviser or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

               (f) The Fund will supply the Adviser with certified copies of the following documents: (i) the Trust's Declaration of Trust and By-Laws, as amended; (ii) resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the Adviser and approving this Agreement; (iii) the Trust's Registration Statement, as filed with the SEC; and (iv) the Fund's most recent prospectus and statement of additional information. The Fund will furnish the Adviser from time to time with copies of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

               (g) The Fund will supply, or cause its custodian bank to supply, to the Adviser such financial information as is necessary or desirable for the functions of the Adviser hereunder.

          3. Broker-Dealer Relationships. The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of its brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Fund's portfolio transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Adviser may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration; the best price available; the reliability, integrity and financial condition of the broker or dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker or dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund (which material or services may also assist the Adviser in rendering services to other clients). Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          4. Allocation of Expenses. The Adviser agrees that it will furnish the Fund, at its expense, all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement and the keeping of certain accounting records of the Fund. The Adviser agrees that it will supply to any sub-adviser or administrator (the "Administrator") of the Fund all necessary financial information in connection with the Administrator's duties under any Agreement between the Administrator and the Trust. The Adviser will also pay all compensation of all Trustees, officers and employees of the Fund who are "affiliated persons" of the Adviser as defined in the Act. All costs and expenses not expressly assumed by the Adviser under this Agreement or by the Administrator under the administration agreement between it and the Trust shall be paid by the Fund, including, but not limited to (i) fees paid to the Adviser and the Administrator; (ii) interest and taxes; (iii) brokerage commissions; (iv) insurance premiums; (v) compensation and expenses of its Trustees other than those affiliated with the Adviser or the Administrator;
     (vi) legal, accounting and audit expenses; (vii) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (viii) expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares, including issuance on the payment of, or reinvestment of, dividends; (ix) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (x) expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Fund;

     (xi) all other expenses incidental to holding meetings of the Fund's shareholders; and (xii) such extraordinary expenses as may arise, including litigation affecting the Fund and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto.

          5. Compensation of the Adviser. (a) For the services to be rendered and the expenses assumed by the Adviser, the Fund shall pay to the Adviser monthly compensation at an annual rate, of % of the Fund's average daily net assets, as set forth in Schedule A. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If the Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof.

               (b) In the event the operating expenses of the Fund including all investment advisory, sub-advisory and administration fees, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more of such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable. For the purposes of this paragraph, the Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Adviser for such fiscal year were it not for this subsection 5(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Fund is a party.

               6. Duration, Amendment and Termination. (a) This Agreement shall go into effect as to the Fund on the date set forth above (the "Effective Date") and shall, unless terminated as hereinafter provided, continue in effect for two years from the Effective Date and shall continue from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

                    (b) This  Agreement may not be amended  except in accordance with the provisions of the Act, including specifically, the provisions of the Act and the rules and regulations thereunder regarding series votes by shareholders of the Fund.

                    (c) This  Agreement  may be terminated by the Adviser at any time without penalty upon giving the Fund sixty (60) days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty (60) days' written notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be approved by the vote of a majority of all the Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement may only be terminated in accordance with the provisions of the Act, and shall automatically terminate in the event of its assignment (as defined in the Act).

               7. Board of Trustees Meeting. The Fund agrees that notice of each meeting of the Board of Trustees of the Trust will be sent to the Adviser and that the Fund will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

                  8. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund for this purpose shall be 125 West 55th Street, New York, New York 10019, and that of the Adviser shall be One Chase Manhattan Plaza, New York, New York 10081.

                  9. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunder affixed, all as of the day and year first above written.

                                     MUTUAL FUND  _______________



                                     Name:
                                     Title:

ATTEST:



                                      THE CHASE MANHATTAN BANK



                                       Name:
                                       Title:

ATTEST:

                                    EXHIBIT b

                        NEW INVESTMENT ADVISORY AGREEMENT

                                     FORM OF

                                    PROPOSED
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                                MUTUAL FUND ___________
                                       AND
                            THE CHASE MANHATTAN BANK



AGREEMENT made this day of , 1996, by and between Mutual Fund ________, a Massachusetts business trust which may issue one or more series of shares (hereinafter the "Trust"), and The Chase Manhattan Bank, a New York state chartered bank (hereinafter the "Adviser").

         WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services in connection with the series of the Trust listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Structure of Agreement. The Trust is entering into this Agreement on behalf of the Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No individual Fund shall have any responsibility for any obligation with respect to any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing,

         (a) any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

         (b) under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

         (c) the business and contractual relationships created by this Agreement, the consideration for entering into this Agreement, and the consequences of such relationships and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

          2. Delivery of Documents. The Trust has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements thereto, if any:

         (a)      The Trust's Declaration of Trust;

         (b)      The By-Laws of the Trust;

         (c) Resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of this Agreement;

         (d) The Trust's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") on July 18, 1994 and all subsequent amendments thereto relating to the Funds (the "Registration Statement");

         (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

         (f) Prospectuses and Statements of Additional Information of the Funds (collectively, the "Prospectuses").

         3.       Appointment.

         (a) General. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         (b) Employees of Affiliates. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the control of The Chase Manhattan Corporation, the parent of the Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.

         (c) Sub-Advisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a "Sub-Adviser"), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act. The Adviser will review, monitor and report to the Trust's Board of Trustees regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser and without further shareholder approval, to the extent consistent with the 1940 Act. A Sub-Adviser may be an affiliate of the Adviser.

         4.       Investment Advisory Services.

         (a) Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

                  (i) supervise all aspects of the operations of the Trust and each Fund;

                  (ii) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund's portfolio;

                  (iii) determine which issuers and securities shall be included in the portfolio of each Fund; (iv) furnish a continuous investment program for each Fund;

                  (v) in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

                  (vi) take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser's functions as provided above, including the making of appropriate periodic reports to the Trust's Board of Trustees.

         (b) Covenants. The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Company's Trust Instrument, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and
                  (v) such other investment policies, procedures and/or limitations as may be adopted by the Company with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Company's Board of Trustees. The management of the Funds by the Adviser shall at all times be subject to the review of the Company's Board of Trustees.

         (c) Books and Records. The Adviser shall keep each Fund's books and records required by applicable law to be maintained by the Funds with respect to advisory services. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act any such records of the Fund required to be preserved by such Rule.


         (d) Reports, Evaluations and other services. The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser's services hereunder as the Trust's Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

         (e) Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.


         (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds.


         (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the

                  Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

         5. Expenses. (a) The Adviser shall, at its expense, provide the Funds with office space, furnishings and equipment and personnel required by it to perform the services to be provided by the Adviser pursuant to this Agreement. The Adviser also hereby agrees that it will supply to any sub-adviser or administrator (the "Administrator") of a Fund all necessary financial information in connection with the Administrator's duties under any Agreement between the Administrator and the Trust.

         (b) Except as provided in subparagraph (a), the Trust shall be responsible for all of the Funds' expenses and liabilities, including, but not limited to, taxes; interest; fees (including fees paid to its trustees who are not affiliated with the Adviser or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; association membership dues; costs of preparing and printing Prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholders' meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

         6. Compensation. (a) In consideration of the services to be rendered by the Adviser under this Agreement, the Trust shall pay the Adviser monthly fees on the first Business Day (as defined in the Prospectuses) of each month based upon the average daily net assets of each Fund during the preceding month (as determined on the days and at the time set forth in the Prospectuses for determining net asset value per share) at the annual rate set forth opposite the Fund's name on Schedule A attached hereto. If the fees payable to the Adviser pursuant to this paragraph begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Funds' net assets shall be computed in the manner specified in the Prospectuses and the Articles for the computation of the value of the Funds' net assets in connection with the determination of the net asset value of shares of the Funds' capital stock.

         (b) If the aggregate expenses incurred by, or allocated to, each Fund in any fiscal year shall exceed the lowest expense limitation, if applicable to such Fund, imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more of such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable. For the purposes of this paragraph, the Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Adviser for such fiscal year were it not for this subsection 6(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Fund is a party.

         (c) In consideration of the Adviser's undertaking to render the services described in this Agreement, the Trust agrees that the Adviser shall not be liable under this Agreement for any error of judgment or mistake of law or for any act or omission or loss suffered by the Trust in connection with the performance of this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Trust or its stockholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder or breach of fiduciary duty with respect to receipt of compensation.

         7. Non-Exclusive Services. Except to the extent necessary to perform the Investment Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, including any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.


         8. Effective Date; Modifications; Termination. This Agreement shall become effective on the date hereof (the "Effective Date"), provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

          (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph, this Agreement shall continue in force for two years from the Effective Date and shall continue in effect from year to year thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund.

         (b) This Agreement may be modified by mutual consent, such consent on the part of the Trust to be authorized by vote of a majority of the outstanding voting securities of each Fund.

         (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

         (d) Either party hereto may, at any time on sixty (60) days prior written notice to the other, terminate this Agreement, without payment of any penalty, by action of its Trustees or Board of Trustees, as the case may be, or by action of its authorized officers or, with respect to a Fund, by vote of a majority of the outstanding voting securities of that Fund. This Agreement may remain in effect with respect to a Fund even if it has been terminated in accordance with this paragraph with respect to the other Funds. This Agreement shall terminate automatically in the event of its assignment as that term is defined under the 1940 Act..

         9. Board of Trustees Meetings. The Trust agrees that notice of each meeting of the Board of Trustees of the Trust will be sent to the Adviser and that the Trust will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.


          10. Governing Law. This Agreement shall be governed by the laws of the State of New York.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.



THE CHASE MANHATTAN BANK                    MUTUAL FUND __________________


By:  _________________________              By:_______________________

                                    EXHIBIT c

                         PROPOSED SUB-ADVISORY AGREEMENT

                                     FORM OF

                                    PROPOSED
                        INVESTMENT SUBADVISORY AGREEMENT
                                     between
                            THE CHASE MANHATTAN BANK
                                       and
                          CHASE ASSET MANAGEMENT, INC.

AGREEMENT made as of the ______ day of _______________, 1996, by and between The Chase Manhattan Bank, a New York State chartered bank (the "Adviser"), and Chase Asset Management, Inc., a [New York] corporation (the "Sub-Adviser").

          WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

          WHEREAS, the Adviser provides investment advisory services to the series of Mutual Fund ________________________, a Massachusetts business trust (the "Trust"), an open-end, management investment company registered under the Investment Trust Act of 1940, as amended (the "1940 Act") which serves as the underlying investment for certain variable annuity contracts issued by insurance company separate accounts, pursuant to an Investment Advisory Agreement dated ________, 1996 (the "Advisory Agreement"); and

          WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment subadvisory services in connection with the series of the Trust listed on Schedule A (each, a "Portfolio" and collectively, the "Portfolios"), and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1.   Appointment.

          (a) General. The Adviser hereby appoints the Sub-Adviser to act as investment subadviser to the Portfolios for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          (b) Employees of Affiliates. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment subadviser to the Portfolios under applicable laws and are under the control of New Chase, the parent of the

               Sub-Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the SubAdviser.


          2. Delivery of Documents. The Adviser has delivered to the Sub-Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

          (a)  the Trust's Declaration of Trust;

          (b)  the By-Laws of the Trust;

          (c) resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of the Advisory Agreement and this Agreement;

          (d)  the  most  recent   Post-Effective   Amendment   to  the  Trust's
               Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

          (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

          (f) the currently effective Prospectuses and Statements of Additional Information of the Portfolios.

     3.   Investment Advisory Services.

          (a) Management of the Portfolios. The Sub-Adviser hereby undertakes to act as investment subadviser to the Portfolios. The Sub-Adviser shall regularly provide investment advice to the Portfolios and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Portfolios and, in furtherance thereof, shall:

               (i) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Portfolios' investment programs, and the issuers of securities included in the portfolio of each Portfolio and the industries in which they engage, or which may relate to securities or other investments which the Sub-Adviser may deem desirable for inclusion in a Portfolio's portfolio;

               (ii) determine which issuers and securities shall be included in the portfolio of each Portfolio;

               (iii) furnish a continuous investment program for each Portfolio;

               (iv) in its discretion, and without prior consultation, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Portfolio; and

               (v) take, on behalf of each Portfolio, all actions the Sub-Adviser may deem necessary in order to carry into effect such investment program and the Sub-Adviser's functions as provided above, including the making of appropriate periodic reports to the Adviser and the Trust's Board of Trustees.

          (b)  Covenants.   The  Sub-Adviser  shall  carry  out  its  investment
               subadvisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in:
               (i) each Portfolio's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Declaration of Trust, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act;
               (iv) the provisions of the Internal Revenue Code of 1986, as amended, including Subchapters L and M, relating to Variable Contracts and regulated investment companies, respectively, (v) other applicable laws; and (vi) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Portfolio and provided to the Adviser in writing. The management of the Portfolios by the Adviser shall at all times be subject to the review of the Trust's Board of Trustees.

          (c) Books and Records. Pursuant to applicable law, the Sub-Adviser shall keep each Portfolio's books and records required to be maintained by, or on behalf of, the Portfolios with respect to subadvisory services rendered hereunder. The Sub- Adviser agrees that all records which it maintains for a Portfolio are the property of the Portfolio and it will promptly surrender any of such records to the Portfolio upon the Portfolio's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Portfolio required to be preserved by such Rule.

          (d) Reports, Evaluations and other services. The Sub-Adviser shall furnish reports, evaluations, information or analyses to the Adviser and the Trust with respect to the Portfolios and in connection with the Sub-Adviser's services hereunder as the Adviser and/or the Trust's Board of Trustees may request from time to time or as the Sub-Adviser may otherwise deem to be desirable. The Sub-Adviser shall make recommendations to the Adviser and the Trust's Board of Trustees with respect to the Trust's policies, and shall carry out such policies as are adopted by the Board of Trustees. The Sub-Adviser may, subject to review by the Adviser, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

          (e) Purchase and Sale of Securities. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for each Portfolio with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or the Sub-Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Portfolios. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Portfolios. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Sub- Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Sub-Adviser be under any duty to obtain the lowest commission or the best net price for any Portfolio on any particular transaction, nor shall the Sub-Adviser be under any duty to execute any order in a fashion either preferential to any Portfolio relative to other accounts managed by the Sub-Adviser or otherwise materially adverse to such other accounts.

          (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser, the Portfolios, and/or the other accounts over which the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub- Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to accounts over which it exercises investment discretion. The Sub-Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Portfolios and their reasonableness in relation to their benefits to the Portfolios.

          (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Portfolio, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Portfolios or its other clients if, in the Sub-Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Portfolio, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Portfolio's Prospectus and
               Statement of Additional Information. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Portfolio and such other clients.

          4.   Representations and Warranties.

          (a) The Sub-Adviser hereby represents and warrants to the Adviser as follows:

               (i) The Sub-Adviser is a corporation duly organized and in good standing under the laws of the State of [New York] and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

               (ii) The Sub-Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The SubAdviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

               (iii) The  Sub-Adviser  at  all  times  shall  provide  its  best judgment and effort to the Adviser in carrying out the Sub-Adviser's obligations hereunder.

          (b) The Adviser hereby represents and warrants to the Sub-Adviser as follows:

               (i) The Adviser is a state chartered bank duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

               (ii) The Trust has been duly organized as a business trust under the laws of the State of Massachusetts.

               (iii) The Trust is registered  as an investment  company with the
                     Commission under the 1940 Act, and shares of the each Portfolio are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

          5. Compensation. (a) As compensation for the services which the Sub-Adviser is to provide or cause to be provided pursuant to Paragraph 3, with respect to each Portfolio, the Adviser shall pay to the Sub-Adviser (or cause to be paid by the Trust directly to the SubAdviser) a fee, which shall be accrued daily and paid in arrears on the first business day of each month, at an annual rate to be determined between the parties hereto from time to time, as a percentage of the average daily net assets of the Portfolio during the preceding month (computed in the manner set forth in the Portfolio's most recent Prospectus and Statement of Additional Information). Average daily net assets shall be based upon determinations of net assets made as of the close of business on each business day throughout such month. The fee for any partial month shall be calculated on a proportionate basis, based upon average daily net assets for such partial month. As a percentage of average daily net assets.

          (b) The Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and shall be in writing and signed by the parties hereto.

          (c) If the aggregate expenses incurred by, or allocated to, each Portfolio in any fiscal year shall exceed the lowest expense limitation, if applicable to such Portfolio, imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Portfolio. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Portfolio as at the end of the last business day of the month. Should two or more of such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Sub-Adviser's fee shall be applicable. For the purposes of this paragraph, the Sub-Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Sub-Adviser for such fiscal year were it not for this subsection 5(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Portfolio were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Portfolio is a party.


          6. Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust or the Adviser are or may be or become interested in the Sub-Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Sub-Adviser are or may be or become similarly interested in the Trust or the Adviser.

          7. Expenses. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions) purchased for or sold by the Portfolios.

          8. Non-Exclusive Services; Limitation of Sub-Adviser's Liability. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser may render similar services to others and engage in other activities. The Sub-Adviser and its affiliates may enter into other agreements with the Portfolios, the Trust or the Adviser for providing additional services to the Portfolios, the Trust or the Adviser which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub-Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Adviser, the Trust, the Portfolios or to any shareholder of the Portfolios for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Adviser, the Trust, a Portfolio, or any shareholder of a Portfolio in connection with the performance of this Agreement.

          9. Effective Date; Modifications; Termination. This Agreement shall become effective on the date hereof (the "Effective Date") provided that it shall have been approved by a majority of the outstanding voting securities of each Portfolio, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

          (a) This Agreement shall continue in force for two years from the Effective Date. Thereafter, this Agreement shall continue in effect as to each Portfolio for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting securities of the Portfolio.

          (b) The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

          (c) Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement as to any Portfolio(s) at any time on sixty (60)
               days' prior written notice to the other, without payment of any penalty. A termination of the Sub-Adviser may be effected as to any particular Portfolio by the Adviser, by a vote of the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Portfolio. This Agreement shall terminate automatically in the event of its assignment.

          10.  Limitation  of  Liability  of  Trustees  and  Shareholders.   The
Sub-Adviser acknowledges the following limitation of liability:

          The terms "Mutual Fund Variable Annuity Trust" and "Trustees of Mutual Fund Variable Annuity Trust" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Massachusetts, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "Mutual Fund Variable Annuity Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Portfolio must look solely to the assets of the Trust or Portfolio for the enforcement of any claims against the Trust or Portfolio.

          11. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

          12. Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Portfolio in any way or otherwise be deemed an agent of a Portfolio.

          13. Structure of Agreement. The Adviser and Sub-Adviser are entering into this Agreement with regard to the respective Portfolios severally and not jointly. The responsibilities and benefits set forth in this Agreement shall be deemed to be effective as between the Adviser and Sub-Adviser in connection with each Portfolio severally and not jointly. This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the SubAdviser, on the other hand, and is not intended to and shall not govern (i) the relationship between the Adviser or Sub-Adviser and any Portfolio, or (ii) the relationships among the respective Portfolios.

          14. Governing Law. This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

          15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          16. Notices. Notices of any kind to be given to the Adviser hereunder by the SubAdviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at ________________________________________________ or
at such other address or to such individual as shall be so specified by the Adviser to the SubAdviser. Notices of any kind to be given to the Sub-Adviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at ___________________________________________
or at such other address or to such individual as shall be so specified by the Sub-Adviser to the Adviser. Notices shall be effective upon delivery.


          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.


CHASE ASSET MANAGEMENT, INC.               THE CHASE MANHATTAN BANK




By:____________________________             By:________________________________
    Name:                                                Name:
    Title:                                               Title:

                                    EXHIBIT d

                           PROPOSED CLASS A RULE 12B-1
                                DISTRIBUTION PLAN

                               MUTUAL FUND _______

                                     SHARES


                                    PROPOSED
                    PLAN FOR PAYMENT OF CERTAIN EXPENSES FOR
                DISTRIBUTION OR SHAREHOLDER SERVICING ASSISTANCE


          Distribution Plan (the "Plan") of MUTUAL FUND _____, a Massachusetts business trust (the "Trust"), an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), on behalf of the class of shares designated as the ______ Shares and the _____ Shares of any series of the Trust which may be created in the future, adopted pursuant to Section 12(b) of the Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1").

          1. Principal Underwriter. Vista Broker-Dealer Services, Inc., a Delaware corporation ("the Distributor"), acts as the principal underwriter of the shares of each series of the Trust pursuant to a Distribution and Sub-Administration Agreement.

         2. Distribution  Payments. (a) The Trust may make payments periodically
(i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a selected dealer agreement with the Distributor in a form similar to the one annexed hereto as Exhibit A or (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Trust or with the Distributor, in a form similar to the one annexed hereto as Exhibit B, with respect to Trust shares owned by shareholders for which such broker is the dealer or holder of record or such Servicing Agent has a servicing relationship.

         (b) Payments may be made pursuant to the Plan for any advertising and promotional expenses relating to selling efforts of the shares of each series of the Trust, including but not limited to the incremental costs of printing (excluding typesetting) of prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Trust; the costs of preparing and distributing any other supplemental sales literature; expenses of certain personnel engaged in the distribution of shares; costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs incurred in the distribution of shares.

         (c) The aggregate amount of payments by the Trust in a fiscal year, to brokers, servicing agents, or the Distributor pursuant to paragraphs (a) and (b) shall not exceed .25% of the average daily net assets of each series of the Trust.

         (d) The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Board of Trustees of the Trust.

         3. Reports. Quarterly, in each year that this Plan remains in effect, the Trust and the Distributor shall prepare and furnish to the Board of Trustees of the Trust a written report, complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Trust under the Plan and purposes for which such expenditures were made.

         4. Approval of Plan. This Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Trust's Board of Trustees and the Qualified Trustees (as defined in Section 6), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding voting securities of each series of the Trust, as defined in Section 2(a)(42) of the Act.

         5. Term. This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Trustees of the Trust, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without shareholder approval in accordance with Section 4 hereof. All material amendments to this Plan must be approved by a vote of the Board of Trustees of the Trust, and of the Qualified Trustees (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

         6. Termination. This Plan may be terminated as to any series at any time by a majority vote of the Trustees who are not interested persons (as defined in Section 2(a)(19) of the Act) of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees") or by vote of a majority of the outstanding voting securities of the Trust, as defined in Section 2(a)(42) of the Act.

          7. Nomination of "Disinterested" Trustees. While this Plan shall be in effect, the selection and nomination of the "disinterested" trustees of the Trust shall be committed to the discretion of the Qualified Trustees then in office.

          8. Miscellaneous. (a) Any termination or noncontinuance of (i) a selected dealer agreement between the Distributor and a particular broker or
(ii) a shareholder service agreement between the Distributor or the Trust and a particular person or organization, shall have no effect on any similar agreements between brokers or other persons and the Distributor of the Trust pursuant to this Plan.

         (b) Neither the Distributor nor the Trust shall be under any obligation because of this Plan to execute any selected dealer agreement with any broker or any shareholder service agreement with any person or organization.

         (c) All agreements with any person or organization relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 hereof.




Dated:   __________, 1996

                                                                       EXHIBIT A

Vista Broker-Dealer Services, Inc.
125 West 55th Street
New York, New York  10019

                                        Re:  Selected Dealer Agreement for
                                             Mutual Fund ________

Gentlemen:

         We understand that Mutual Fund ______(the "Trust") has adopted plans (the "Plans") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "Act") for making payments to selected brokers for Trust distribution assistance.

         We desire to enter into an Agreement with you for the sale and distribution of the shares of the Premier Funds of the Trust (the "shares") for which you are Distributor and whose shares are offered to the public at net asset value. Upon acceptance of this Agreement by you, we understand that we may offer and sell the shares, subject, however, to all of the terms and conditions hereof and to your right to suspend or terminate the sale of such securities.

         1. We understand that the shares covered by this Agreement will be offered and sold at net asset value without a sales charge. We further understand that all purchase requests and applications submitted by us are subject to acceptance or rejection in the Trust's discretion.

          2. We certify that we are members of the National Association of Securities Dealers, Inc. ("NASD") and agree to maintain membership in said Association, or in the alternative, that we are foreign brokers not eligible for membership in said Association. In either case, we agree to abide by all the rules and regulations of the NASD which are binding upon underwriters and brokers in the distribution of the shares of open-end investment companies, including without limitation, Section 26 of Article III of the Rules of Fair Practice, all of which are incorporated herein" as if set forth in full. We further agree to comply with all applicable state and Federal laws and the rules and regulations of authorized regulatory agencies. We agree that we will not sell or offer for sale, the shares in any state or jurisdiction where they are not exempt from or have not been qualified for sale.

         3. We will offer and sell the Shares covered by this Agreement only in accordance with the terms and conditions of its then current Prospectus, and we will make no representations not included in said Prospectus or in any authorized supplemental material supplied by you. We will use our best efforts in the development and promotion of sales of the shares covered by this Agreement and agree to be responsible for the proper instruction and training of all sales personnel employed by us, in order that the shares will be offered in accordance with the terms and conditions of this Agreement and all applicable laws, rules and regulations. We agree to hold you harmless and indemnify you in the event that we, or any of our sales representatives, should violate any law, rule or regulation, or any provisions of this Agreement, which may result in liability to you; and in the event you determine to refund any amount paid by any investor by reason of any such violation on our part, we shall return to you any distribution assistance payments previously paid or allowed by you to us with respect to the transaction for which the refund is made. All expenses which we incur in connection with our activities under this Agreement shall be borne by us.

         4. For  purposes of this  Agreement  "Qualified  Accounts"  shall mean:
accounts of customers of ours who have purchased shares and who use our facilities to communicate with the Trust or to effect redemptions or additional purchases of shares and with respect to which we provide shareholder and administration services, which services may include, without limitation: answering inquiries regarding the Trust; assistance to customers in changing dividend options, account designations and addresses; performance of sub-accounting; establishment and maintenance of shareholder accounts and records; processing purchase and redemption transactions; automatic investment in Trust shares of customer account cash balances; providing periodic statements showing a customer's account balance and the integration of such statements with those of other transactions and balances in the customer's other accounts serviced by us; arranging for bank wires; and such other shareholder services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation.

         5. In consideration of the services and facilities described herein, we shall be entitled to receive from you such fees as are set forth in the Plans for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance. We understand that the payment of such fees has been authorized pursuant to Plans approved by the Board of Trustees and shareholders of certain of the Funds comprising the Trust and shall be paid only so long as this Agreement is in effect.

         6. The frequency of payment, the terms of any right to sell in a territory, and any other supplemental terms, conditions or qualifications for us to receive such payments are subject to change by you from time to time, upon 30 days' written notice. Any orders placed after the effective date of such change shall be subject to the fee rates in effect at the time of receipt of the payment by the Trust or you. Such 30-day period may be waived at your sole option in the event such change increases the distribution assistance payments due us.

         7. Payment for shares shall be made to the Trust and shall be received by the Trust promptly after the acceptance of our order. If such payment is not received by the Trust, we understand that the Trust reserves the right without notice, forthwith to cancel the sale, or, at the Trust's option, to sell the shares ordered by us back to the Trust in which latter case we may be held responsible for any loss, including loss of profit, suffered by the Trust resulting from our failure to make payments aforesaid.

         8. Your obligations to us under this Agreement are subject to all the provisions of any underwriting agreements you have or may enter into with the Trust provided copies thereof have been provided to us. We understand and agree that in performing our services covered by this Agreement we are acting as principal, and you are in no way responsible for the manner of our performance or for any of our acts or omissions in connection therewith. Nothing in this Agreement or in the Plans shall be construed to constitute us or any of our agents, employees or representatives as your agent, partner or employee, or the agent, partner or employee of the Trust.

         9. This Agreement shall terminate automatically (i) in the event of its assignment, the term "assignment" for this purpose having the meaning defined in
Section 2(a)(4) of the Act or (ii) in the event the Plans are terminated.

         10. This Agreement may be terminated at any time (without payment of any penalty) by a majority of the "Qualified Trustees" as defined in the Plans or by a vote of a majority of the outstanding voting securities of the Trust as defined in the Plans (on not more than 60 days' written notice to us at our principal place of business). We, on 60 days' written notice addressed to you at your principal place of business, may terminate this Agreement. You may also terminate this Agreement for cause on violation by us of any of the provisions of this Agreement, said termination to become effective on the date of mailing notice to us of such termination. Without limiting the generality of the foregoing, any provision hereof to the contrary notwithstanding, our expulsion from the NASD will automatically terminate this Agreement without notice; our suspension from the NASD or violation of applicable state or Federal laws or rules and regulations of authorized regulatory agencies will terminate this Agreement effective upon date of mailing notice to us of such termination. Your failure to terminate for any cause shall not constitute a waiver of your right to terminate at a later date for any such cause.

         11. All communications to you shall be sent to you at your offices at 156 West 56th Street, New York, New York 10019. Any notice to us shall be duly given if mailed or telegraphed to us at the address shown on this Agreement.

         12. This Agreement shall become effective as of the date when it is executed and dated by you below. This Agreement and all the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of New York.



                                                 (Broker/Dealer)



                                     By
                                        Name:
                                        Title:


                                                     (Address)



                                        (City)         (State)        (Zip Code)


Accepted:

VISTA BROKER-DEALER SERVICES, INC.
  Distributor


By:
     Name:
     Title:



Dated:

                                                                       EXHIBIT B



Mutual Fund Group
125 West 55th Street
New York, New York  10019

                                    Re:  Shareholder Service Agreement for
                                          Mutual Fund _______


Gentlemen:

         We understand that Mutual Fund _____ (the "Trust") has adopted plans (the "Plans"), on behalf of the existing series (the "Funds") of the Trust, pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "Act"), for making payments to certain persons for distribution assistance and shareholder servicing.

         We desire to enter into an Agreement with the Trust for the servicing of shareholders of, and the administration of shareholder accounts in, certain Funds comprising the Trust. Subject to the Trust's acceptance of this Agreement, the terms and conditions of this Agreement, shall be as follows:

         1. We shall provide shareholder and administration services for certain shareholders of the Funds who purchase shares of the Funds as a result of their relationship to us, as further designated in Exhibit A hereto ("Qualified Accounts"). Such services may include, without limitation, some or all of the following: answering inquiries regarding the Funds; assistance in changing dividend options, account designations and addresses; performance of sub-accounting; establishment and maintenance of shareholder accounts and records; assistance in processing purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by us, if any; and such other information and services as the Trust reasonably may request, to the extent we are permitted by applicable statute, rule or regulation to provide such information or services.

          2. If Fund shares are to be purchased or held by us on behalf of our clients:

                  (i) Such shares will be registered in our name or in the name of our nominee. The client will be the beneficial owner of the shares of each Fund purchased and held by us in accordance with the client's instructions and the client may exercise all rights of a shareholder of a Fund. We agree to transmit to the Trust's transfer agent in a timely manner, all purchase orders and redemption requests of our clients and to forward to each client all proxy statements, periodic shareholder reports and other communications received from the Trust by us on behalf of our clients.

                  (ii) We agree to transfer to the Trust's transfer agent, on the date such purchase orders are effective, federal funds in an amount equal to the amount of all purchase orders placed by us on behalf of our clients and accepted by the Trust (net of any redemption orders placed by us on behalf of our clients). In the event that the Trust fails to receive such federal funds on such date (other than through the fault of the Trust or its transfer agent), we shall indemnify the Trust against any expense (including overdraft charges) incurred by the Trust as a result of its failure to receive such federal funds.

                  (iii) We agree to make available to the Trust, upon the Trust's request, such information relating to our clients who are beneficial owners of Fund shares and their transactions in Fund shares as may be required by applicable laws and regulations or as may be reasonably requested by the Trust.

                  (iv) We agree to transfer record ownership of a client's shares of a Fund to the client promptly upon the request of the client. In addition, record ownership will be promptly transferred to the client in the event that the person or entity ceases to be our client.

          3. We shall provide to the Trust copies of the lists of members of our organization, if any, and make available to the Trust any publications and other facilities of our organization for the placement of advertisements or promotional materials and sending information regarding the Funds, to enable the Trust to solicit for sale and to sell shares to such members.

          4. We shall provide such facilities and personnel (which may be all or any part of the facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to shareholders maintaining Qualified Accounts with the Trust, and to assist the Trust in servicing accounts of such shareholders.

         5 Neither we nor any of our employees or agents are authorized to make any representation concerning Fund shares except those contained in the then current Prospectus for the applicable Fund, copies of which will be supplied by the Trust to us; and we shall have no authority to act as agent for the Trust.

         6. In consideration of the services and facilities described herein, we shall be entitled to receive from each Fund such fees as are set forth in Exhibit A hereto. We understand that the payment of such fees has been authorized pursuant to the Plans approved by the Trustees and shareholders of the Trust and shall be paid only so long as the Plans and this Agreement are in effect.

         7. The Trust reserves the right, at the Trust's discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of each Fund.

          8. This Agreement shall terminate automatically (i) in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Act or (ii) in the event that the Plans terminate.

         9. This Agreement may be terminated at any time (without payment of any penalty) by a majority of the "Qualified Trustees" as defined in the Plans or by a vote of a majority of the outstanding voting securities of each Fund as defined in the Plans (on not more than 60 days' written notice to us at our principal place of business). We, on 60 days' written notice addressed to the Trust at its principal place of business, may terminate this Agreement. The Trust may also terminate this Agreement for cause on violation by us of any of the provisions of this Agreement or in the event that the Plans shall terminate, said termination to become effective on the date of mailing notice to us of such termination. The Trust's failure to terminate for any cause shall not constitute a waiver of its right to terminate at a later date for any such cause.

          10. All communications to the Trust shall be sent to the Trust at the address set forth above. Any notice to us shall be duly given if mailed or telegraphed to us at the address set forth below.

         11. This Agreement shall become effective as of the date when it is executed and dated by the Trust below. This Agreement and all the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of New York.




                                                 (Firm Name)



                                                (Address)



                                                  (Firm Name)



                                  (City)          (State)      (Zip Code)



                                  By:
                                     Name:
                                     Title:


Accepted:

MUTUAL FUND ___________



By:
     Name:
     Title:


Dated:

                                MUTUAL FUND GROUP
                               _____________- FUND
                SPECIAL MEETING OF SHAREHOLDERS -- MARCH 15, 1996

THE UNDERSIGNED HOLDER OF SHARES OF BENEFICIAL INTEREST OF THE __________ FUND (THE "FUND") OF THE MUTUAL FUND GROUP (THE "TRUST"), A MASSACHUSETTS BUSINESS TRUST, DOES HEREBY CONSTITUTE AND APPOINT ___________, ___________ AND _________, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION AND APPOINTMENT, FOR, AND IN THE NAME, PLACE AND STEAD, OF THE UNDERSIGNED TO VOTE ALL THE UNDERSIGNED'S SHARES OF BENEFICIAL INTEREST OF THE FUND AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT 101 PARK AVENUE, 17TH FLOOR, NEW YORK, NEW YORK ON MARCH 15, 1996, AT 10:00 A.M., EASTERN TIME, AND AT ANY AND ALL ADJOURNMENTS THEREOF, IN THE MANNER SET FORTH BELOW. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MUTUAL FUND GROUP. Please refer to the Proxy Statement for a discussion of the proposals set forth below. NOTE: The numerical designation of each item below corresponds to its Proposal number in the Proxy Statement; any Proxy Statement Proposals that are inapplicable to the Fund have been omitted from this Proxy Card.

------Detach card at perforation and mail in postage paid envelope provided-----




1.
Vote  on   Proposal  to  approve  an     Approval  of an  Interim  Investment
Interim     Investment      Advisory     Advisory  Agreement between the Fund
Agreement.                               and The Chase  Manhattan Bank, N. A.
                                         (or the successor entity thereto).
FOR         AGAINST         ABSTAIN

|-|           |-|             |-|


2.
Vote on  Proposal  to  approve a New
Investment  Advisory Agreement and a
Sub- Advisory Agreement.

FOR         AGAINST         ABSTAIN      Approval   of   a   New   Investment
                                         Advisory  Agreement between the Fund
|-|          |-|              |-|        and The Chase  Manhattan Bank, N. A.
                                         (or the  successor  entity  thereto)
                                         and a Sub-Advisory agreement between
                                         The Chase  Manhattan Bank, N. A. (or
                                         the  successor  entity  thereto) and
                                         Chase Asset Management, Inc.



3.
Votes  on   Proposal  to  elect  new
Trustees,  the nominees are:  Fergus
Reid,  III,  Richard  E. Ten  Haken,
William  J.  Armstrong,  John  R. H.
Blum, Joseph J. Harkins,  H. Richard
Vartabedian,  Stuart W. Cragin, Jr.,
Irving  L.  Thode,  W.  Perry  Neff,
Roland  R.  Eppley,   Jr.and  W.  D.     TO  WITHHOLD  AUTHORITY  TO VOTE FOR
MacCallan.                               ANY  INDIVIDUAL  NOMINEE,  MARK  THE
                                         "FOR ALL EXCEPT"  BOX,  AND STRIKE A
FOR            WITHHOLD       FOR ALL    LINE THROUGH THE  NOMINEE'S  NAME IN
                              EXCEPT     THE LIST ABOVE.

|-|              |-|            |-|


4.
Vote  on   Proposal  to  ratify  the     Approval  of   ratification  of  the
selection       of       independent     selection of Price Waterhouse LLP as
accountants.                             independent accountants.

FOR            AGAINST       ABSTAIN

|-|              |-|           |-|


5.
Vote  on   Proposal  to  approve  an
amendment to the Trust's Declaration
of  Trust.

FOR            AGAINST        ABSTAIN    Approval  of  an  amendment  to  the

                                         Trust's  Declaration  of Trust.
|-|              |-|            |-|

6.
Vote  on   Proposal  to  approve  an
amendment  to the Class A Rule 12b-1
Distribution Plan.

FOR            AGAINST        ABSTAIN    Approval  of  an  amendment  to  the
                                         Class  A  Rule  12b-1   Distribution
|-|              |-|            |-|      Plan.



7.
Vote  on   Proposal   to  approve  a
restatement of the Fund's investment
objective.

FOR            AGAINST        ABSTAIN    Approval  of a  restatement  of  the
                                         Fund's investment objective.
|-|              |-|            |-|


8.
Votes on  Proposals  to  approve  of
changes  to the  Fund's  fundamental
investment     restrictions.     The
lettering  of the  boxes  match  the
lettering of the Proposals.

|_|   FOR   the   changes   to  each          |_| ABSTAIN
restriction  listed as (a)-(s) below
(except  as marked  to the  contrary
below)



     PLEASE CHECK THE BOX for any changes you do NOT wish to approve.



AGAINST  CHANGES TO:                                            AGAINST  CHANGES TO:
    |_|  (a)   Borrowing                                        |_|  (f)   Commodities and Real Estate
    |_|  (b)   Investment for Purpose of Exercising Control     |_|  (g)   Investments in Restricted and Illiquid Securities
    |_|  (c)   Making of Loans                                  |_|  (h)   Use of Options
    |_|  (d)   Purchases of Securities on Margin                |_|  (i)   Senior Securities
    |_|  (e)   Concentration of Investments                     |_|  (j)   Short Sales of Securities
                                                                |_|  (k)   Investments in Government Securities
                                                                |_|  (l)   Investments on Other Investment Companies

                                                                     (m)
                                                                           Mortgaging, Pledging or Hypothecation of Portfolio
                                                                           Securities

                                                                     (n)
                                                                           Underwriting Securities

                                                                     (o)
                                                                           Securities of Governments of OECD Countries

                                                                     (p)
                                                                           Physical Commodities and Futures Contracts

                                                                     (q)
                                                                           Securities Transactions with Affiliates

                                                                     (r)
                                                                           Securities in Which Affiliates Have Invested

                                                                     (s)
                                                                           Investments in Assets that Involve Assumption of
                                                                           Liability



                                         In their discretion, the proxies are
                                         authorized  to vote upon such  other
                                         business as may properly come before
                                         the meeting.


                                         -Detach card at perforation and mail
                                         in postage paid envelope  provided--

                                                  Mutual  Fund  Group
                                                   ______________Fund
                                                          PROXY

                                         This proxy,  when properly  executed
                                         and  returned,  will be voted in the
                                         manner   directed   herein   by  the
                                         undersigned.   If  no  direction  is
                                         marked as to any  proposal(s),  this
                                         proxy will be voted FOR  approval of
                                         such   proposal(s).    Please   sign
                                         exactly  as  name  appears  on  this
                                         card.  When shares are held by joint
                                         tenants,   all  should  sign.   When
                                         signing as executor,  administrator,
                                         trustee  or  guardian,  please  give
                                         title.    If   a   corporation    or
                                         partnership,  sign in entity's  name
                                         and by authorized person.




                                         x____________________________________
                                                       SIGNATURE
                                         x____________________________________
                                             SIGNATURE (if held jointly)
                                         Dated:_________________________, 1996